UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number 811-03904

Value Line Tax Exempt Fund, Inc.

(Exact name of registrant as specified in charter)

7 Times Square,21st Floor, New York, N.Y. 10036-6524

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 212-907-1900

Date of fiscal year end: December 31, 2016

Date of reporting period: June 30, 2016

Item I.  Reports to Stockholders.

A copy of the Semi-Annual Report to Stockholders for the period ended 6/30/16 is included with this Form.

Semi-Annual Report
June 30, 2016

Value Line Core Bond Fund
(VAGIX)
The Value Line Tax Exempt Fund, Inc.
(VLHYX)
This unaudited report is issued for information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Funds
(obtainable from the Distributor).
#00171530

President’s Letter (unaudited)

Dear Fellow Shareholders:
We are pleased to present you with this semi-annual report for Value Line Core Bond Fund and The Value Line Tax Exempt Fund, Inc. (individually, a “Fund” and collectively, the “Funds”) for the six months ended June 30, 2016.
During the semi-annual period, fixed income generated solid positive absolute returns in both the taxable and tax-exempt fixed income markets. The semi-annual period was also highlighted by the Value Line Core Bond Fund outpacing the category average return of its peers for the one-year and 10-year periods ended June 30, 2016 (intermediate-term bond category), as measured by Morningstar.1 Value Line Tax Exempt Fund, Inc. lagged the category average return of its peers but generated solid absolute gains for the semi-annual period ended June 30, 2016. Also, Morningstar gave the Value Line Tax Exempt Fund, Inc. an overall Risk Rating of Below Average.i
On the following pages, the Funds’ portfolio managers discuss the management of their respective Funds during the semi-annual period. The discussions highlight key factors influencing recent performance of the Funds. You will also find a schedule of investments and financial statements for each of the Funds.
Before reviewing the performance of your individual mutual fund investment(s), we encourage you to take a brief look at the major factors affecting the financial markets during the six months ended June 30, 2016, especially given the newsworthy events of the semi-annual period. With meaningful shifts during the first half of 2016 in several long-standing drivers of the capital markets, we also invite you to take this time to consider a broader diversification strategy by including additional Value Line Funds in your investment portfolio. You can find out more about the entire family of Value Line Funds at our website, www.vlfunds.com.
Economic Review
U.S. Gross Domestic Product (GDP) rose 1.1% for the first quarter of 2016, which was higher than had been widely anticipated. Improved performance in business investment more than made up for what had been disappointing consumer spending. The U.S. economy also showed signs of increased momentum for the second quarter of 2016, with consumer spending leading the improved indicators. Retail sales and home sales rose in both May and June 2016, offsetting slowing jobs growth and business spending.
Throughout the semi-annual period, investors kept a keen focus on the Federal Reserve (the Fed) for clues as to when it would resume its increases in short-term interest rates. While a mid-2016 interest rate increase had been seen as likely, the Fed reverted to the dovish stance it had maintained through much of the semi-annual period after a disappointing jobs report for May 2016. (Dovish tends to suggest lower interest rates.) The global uncertainty that heightened in the days following the U.K.’s vote to leave the European Union, in what was popularly termed the Brexit referendum, further dampened the likelihood of an imminent interest rate hike. Additionally, U.S. inflation continued to fall short of the Fed’s target, and wage growth remained underwhelming. While there was some modest retracement in energy prices during the semi-annual period, it was not enough to push inflation to the Fed’s 2% threshold. Indeed, the headline Consumer Price Index (CPI) rose just 1.0% year over year before seasonal adjustment as of June 2016, significantly less than the 1.7% average annual increase over the past 10 years. Core inflation, which excludes food and energy, was up 2.3% in June 2016 from a year earlier, above the average annual rate of 1.9% over the past 10 years. Notably, while the food segment of the CPI increased 0.3% during the 12 months ended June 30, 2016, the energy segment of the CPI, despite rising in the spring months of 2016, declined 9.4% over the same 12-month span.
All told, the U.S. economy continued to be the world’s largest and seemingly the most robust. While U.S. interest rates remained low, several countries, including Japan and Germany, faced a challenging environment of negative interest rates. This disparity in rates fostered a strong appetite for U.S. bonds, especially U.S. Treasuries and government agency securities, which rallied given their relatively more attractive rates and widely perceived safe haven status. The specter of the Brexit vote hanging over the markets followed by its unexpected “leave” vote provided additional luster to the U.S. Treasury market. In turn, the 30-year U.S. Treasury bond was pushed to total returns in excess of 15% for the semi-annual period ended June 30, 2016.
Fixed Income Market Review
The broad U.S. investment grade fixed income market, as measured by the Barclays U.S. Aggregate Bond Index2, posted a return of 5.31% during the semi-annual period. Interest rates drifted down across the entire yield curve, or spectrum of maturities, but the biggest drop came at the long-term end, leading to a flattening of the yield curve. (A flattening yield curve is one in which the differential in yields of securities with various maturities narrows.) While the Fed appeared to be weighing an interest rate hike in mid-year 2016, it took on a more dovish stance as job growth began to slack off and as inflation remained below the Fed’s 2% target. With rates likely to stay “lower for longer,” investors became somewhat less risk-averse as a way to increase overall yield. In turn, lower rated and longer maturity bonds were the best performers during the semi-annual period. Within the U.S. Treasuries sector, long maturity securities, i.e. those with maturities of 10 years or more, performed best, posting a total return in excess of 15%, as they benefited most from the persistently low level of inflation.
More specifically, the yield on the two-year U.S. Treasury bill declined approximately 48 basis points, while the yield on the bellwether 10-year U.S. Treasury note fell approximately 78 basis points and the yield on the 30-year U.S. Treasury bond decreased approximately 71 basis points during the semi-annual period. (A basis point is 1/100th of a percentage point.)

3

President’s Letter (unaudited)

Corporate bonds also performed well, enjoying robust demand during the semi-annual period. New issues were snapped up quickly. The search for yield amidst the low interest rate environment led BBB-rated corporate bonds to outperform AAA-rated corporate bonds by more than 400 basis points. Consistent with the overall risk-on tone to fixed income during the semi-annual period, high yield corporate bonds generally outperformed most other fixed income sectors.
While no taxable fixed income sectors posted negative returns during the semi-annual period, securitized bonds, including asset-backed securities and mortgage-backed securities, posted the weakest returns. The securitized sector was negatively affected by its overall strong credit quality and its generally shorter duration than other fixed income sectors.
The tax-exempt fixed income market, as measured by the Barclays Municipal Bond Index3, slightly lagged the broad taxable fixed income market during the annual period, with a return of 4.33%. As in the taxable fixed income market, interest rates drifted down across the entire yield curve, or spectrum of maturities, but the biggest drop came at the long-term end, leading to a flattening of the municipal bond yield curve. Here, too, lower rated and longer maturity bonds were the best performers during the semi-annual period. Supporting the municipal bond market’s performance during the semi-annual period was the supply/demand scenario. Demand for municipal bonds was quite robust during the semi-annual period, with new issues snapped up quickly. The search for yield amidst persistently low interest rates led BBB bonds to outperform AAA bonds. Revenue bonds outperformed general obligation bonds, as the former contained a higher weighting of medium quality, or BBB-rated, bonds.
* * *
We thank you for trusting us to be a part of your long-term, comprehensive investment strategy. We appreciate your confidence in the Value Line Funds and look forward to serving your investment needs in the years ahead just as we have been helping to secure generations’ financial futures for more than 60 years—based on solid fundamentals, sound investment principles and the power of disciplined and rigorous analytics. If you have any questions or would like additional information on these or other Value Line Funds, we invite you to contact your investment representative or visit us at www.vlfunds.com.
Sincerely,
Mitchell Appel
President of the Value Line Funds
Past performance does not guarantee future results. Investment return and principal value of an investment can fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; and that current performance may be lower or higher than the performance data quoted. Investors should carefully consider the investment objective, risks, charges and expense of a fund. This and other important information about a fund is contained in the fund’s prospectus. A copy of our funds’ prospectuses can be obtained free of charge by going to our website at www.vlfunds.com or calling 800.243.2729.
The Value Line Funds are distributed by EULAV Securities LLC.

Morningstar, Inc. is an investment research and investment management firm headquartered in Chicago, Illinois, United States.

i
For Value Line Tax-Exempt Fund, Inc.: Morningstar Risk: Below Average for the 3-year, 5-year and overall periods ended June 30, 2016; Above Average for the 10-year period ended June 30, 2016.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS. This is an unmanaged index and does not reflect charges, expenses or taxes, which are deducted from the Fund’s return. It is not possible to directly invest in this index.

The Barclays Municipal Bond Index is a total-return performance benchmark for the long-term investment grade tax-exempt bond market. The returns for the index do not reflect charges, expense or taxes. It is not possible to directly invest in this index.

VALUE LINE CORE BOND FUND

INVESTMENT OBJECTIVE AND STRATEGY (condensed) (unaudited)
The investment objective of the Fund is to maximize current income. Capital appreciation is a secondary objective but only when consistent with the Fund’s primary objective.
The Fund invests primarily in a diversified portfolio of primarily investment grade, fixed income obligations, including securities issued or guaranteed by the U.S. government, its agencies or instrumentalities (U.S. government securities), mortgage-backed securities, asset-backed securities, corporate bonds, and other fixed income securities. Under normal circumstances, the Fund invests at least 80% of its assets in fixed income securities. The Fund invests in debt securities of any maturity, and there is no limit on the Fund’s maximum average portfolio maturity.
Manager Discussion of Fund Performance
Below, Value Line Core Bond Fund’s portfolio managers Liane Rosenberg and Jeffrey D. Geffen discuss the Fund’s performance and positioning for the six months ended June 30, 2016.
How did the Fund perform during the semi-annual period?
The Fund generated a total return of 4.55% during the six months ended June 30, 2016. This compares to the 5.31% return of the Fund’s benchmark, the Barclays U.S. Aggregate Bond Index (the “Barclays Index”), during the same semi-annual period.
What key factors were responsible for the Fund’s performance during the six-month reporting period?
While the Fund posted solid absolute gains, it lagged its benchmark due primarily to its shorter duration bias and, to a lesser extent, to its higher average credit quality compared to the Barclays Index. Conversely, yield positioning contributed positively during the semi-annual period. Sector allocation and issue selection produced mixed results during the six-month reporting period.
Which fixed income market sectors most significantly affected Fund performance?
On the positive side, an overweighted allocation relative to the Barclays Index in investment grade corporate bonds contributed positively, as this was the best performing sector in the Barclays Index during the semi-annual period. Having a modest exposure to high yield corporate bonds, which are not a component of the Barclays Index, also proved beneficial, as this sector posted strong total returns that outpaced the Barclays Index during the semi-annual period. The Fund also benefited from its overweights to taxable municipal bonds and commercial mortgage-backed securities (CMBS), which performed well. An underweighted allocation to short-term U.S. Treasuries (i.e. with maturities of less than three years) added value, as returns for this segment of the market were relatively weak.
Issue selection was especially effective among long-dated bonds, which posted strong returns amidst a lower inflationary environment. Long-dated energy bonds rallied particularly strongly during the semi-annual period after a poor showing in 2015, with long-dated bonds of midstream oil and gas services provider Enterprise Products Partners, L.P. and oil and gas exploration and production company Occidental Petroleum among the greatest contributors to the Fund’s results during the semi-annual period. Long-dated bonds in other sectors also were strong contributors to the Fund during the semi-annual period, including those of railroad transportation company Burlington Northern and athletic apparel, footwear and accessories company Nike as well as long-dated taxable municipal bonds issued by NYU Hospital.
Conversely, overweighted positions in mortgage-backed securities and asset-backed securities detracted, as each of these securitized sectors lagged the Barclays Index during the semi-annual period. The Fund also had a modest short position in 10-year government futures, which was a drag on performance given that interest rates drifted lower during the semi-annual period. Also, while modest, an underweight in long-dated U.S. Treasuries hurt results given the impressive returns of this market segment. Having an underweight in emerging markets debt was also a detractor from returns, as this sector rallied during the semi-annual period. Within the corporate bond sector, an underweight in the metals and mining industry, which had been beneficial to the Fund in 2015, dampened relative results during the first half of 2016. Issue selection within the corporate bond sector also detracted, with positions in bank issues hurting most. Financial companies broadly performed worst relative to industrials and utilities, and banks’ performance were particularly hard hit by investor anxiety over the potential fallout of the U.K.’s Brexit vote. Bonds of U.K. and European Union banks disappointed most.
What was the Fund’s duration strategy?
Duration positioning in the Fund detracted from its performance relative to the Barclays Index during the semi-annual period. We had expected the Federal Reserve (the Fed) to begin raising interest rates and kept the Fund’s duration shorter than that of the Barclays Index accordingly, but this short duration stance hurt the Fund’s results as the Fed remained on hold and interest rates surprised on the downside. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

VALUE LINE CORE BOND FUND

Manager Discussion (continued) (unaudited)
How did yield curve positioning decisions affect the Fund’s performance?
Yield curve positioning helped the Fund’s performance due primarily to an underweighting at the short-term end of the yield curve, or spectrum of maturities, during the semi-annual period. This segment of the yield curve, i.e. securities with maturities of one to three years, was the weakest during the semi-annual period. This positive contributor more than offset the more modest detracting effect of having a slight underweight at the long-term end of the yield curve, which performed well.
How did the Fund use derivatives and similar instruments during the reporting period?
During the reporting period, we used 10-year government bond futures from the U.S., U.K., Germany and Japan in an effort to provide greater flexibility and liquidity in taking positions on market direction rather than owning the underlying instruments, i.e., the 10-year government bonds, themselves. The strategy is to trade the positions based upon our outlook for the direction of prices for the underlying instruments. All or only some of the four countries’ futures contracts may be held at any time. The purpose of utilizing these futures contracts is to enhance the Fund’s total return through liquid, low cost instruments. During the semi-annual period, the Fund took a short position, selling all four futures contracts with the expectation of rising interest rates. Instead, interest rates declined, and thus these short futures positions detracted from the Fund’s total return.
Were there any notable changes in the Fund’s weightings during the semi-annual period?
As the Fed’s stance became more dovish during the semi-annual period and it appeared that interest rates were likely to stay lower for longer, we made several changes that we felt would be beneficial to the Fund amidst a persistently low interest rate environment. For example, we added to the Fund’s exposure to investment grade and high yield corporate bonds and decreased its allocation to U.S. Treasuries. We also lengthened the Fund’s duration somewhat, as inflation appeared to be well-contained.
How was the Fund positioned relative to its benchmark index at the end of June 2016?
At the end of June 2016, the Fund remained overweight relative to the Barclays Index in spread, or non-U.S. Treasury, sectors. The Fund was overweight the investment grade corporate bond sector and maintained exposure to the high yield corporate bond sector. The Fund was also overweight taxable municipal bonds and the securitized sector overall, specifically asset-backed securities, commercial mortgage-backed securities and mortgage-backed securities. The Fund remained underweight relative to the Barclays Index in U.S. Treasuries and agency securities given our focus on enhancing investment income. The Fund was also underweight emerging markets debt relative to the Barclays Index at the end of the semi-annual period.
What is your tactical view and strategy for the months ahead?
At the end of June 2016, we expected the Fed to remain on hold for a while longer, keeping interest rates relatively low. Should this scenario materialize, we believe investors are likely to continue to look for yield. Amidst these low levels of interest rates, we expect new issuance in the corporate bond sector to be robust. We also expect demand for corporate bonds to remain healthy given the extra yield they potentially offer and the low default rate widely anticipated. Given this view, we intend to look to add to the Fund’s position in corporate bonds, albeit selectively so. Always looking for relative value, we currently see potential buying opportunities in the energy and chemicals industries.
Any change in Fed posture would prompt a reevaluation of our strategy. Changes in global economic growth or surprise in the political climate, either domestically or globally, would also cause us to re-evaluate the Fund’s positions.
As we continue to seek to maximize current income, we maintain a long-term investment perspective.

Value Line Core Bond Fund
Portfolio Highlights at June 30, 2016 (unaudited)

Ten Largest Holdings
Issue	Principal Amount	Value	Percentage of Net Assets
U.S. Treasury Bonds, 5.25%, 11/15/28	800,000	$1,126,062	1.6%
U.S. Treasury Notes, 1.50%, 1/31/22	1,000,000	1,020,234	1.4%
U.S. Treasury Bonds, 4.38%, 2/15/38	550,000	784,051	1.1%
U.S. Treasury Bonds, 2.00%, 1/15/26	602,645	708,963	1.0%
U.S. Treasury Bonds, 3.63%, 8/15/43	525,000	677,352	0.9%
FNMA Pool #MA1107, 3.50%, 7/1/32	616,448	656,654	0.9%
FNMA Pool #AS5906, 3.50%, 10/1/45	602,751	636,204	0.9%
U.S. Treasury Notes, 2.13%, 6/30/21	600,000	631,992	0.9%
U.S. Treasury Notes, 1.50%, 3/31/19	600,000	613,477	0.9%
GNMA, Series 2013-12, Class B, 2.19%, 11/16/52	600,000	597,424	0.8%
Asset Allocation – Percentage of Net Assets

Sector Weightings – Percentage of Total Investment Securities*
*
Sector weightings exclude short-term investments.

Value Line Core Bond Fund
Portfolio Highlights at June 30, 2016 (unaudited) (continued)

Coupon Distribution
Percentage of Fund’s Investments
Less than 4%	57.5%
4 – 4.99%	21.5%
5 – 5.99%	15.6%
6 – 6.99%	3.0%
7 – 7.99%	2.4%

Value Line Core Bond Fund
Schedule of Investments (unaudited)	June 30, 2016

Principal Amount		Value
ASSET-BACKED SECURITIES (4.0%)
$231,000	Ally Master Owner Trust, Series 2012-5, Class A, 1.54%, 9/15/19	$231,725
140,000	Americredit Automobile Receivables Trust, Series 2014-4, Class A3, 1.27%, 7/8/19	140,042
134,040	Capital Auto Receivables Asset Trust, Series 2014-2, Class A3, 1.26%, 5/21/18	134,120
200,000	CarMax Auto Owner Trust, Series 2015-1, Class A4, 1.83%, 7/15/20	201,790
190,000	Chrysler Capital Auto Receivables Trust, Series 2015-AA, Class A4, 1.55%, 2/18/20(1)	189,716
150,000	Ford Credit Auto Owner Trust, Series 2014-A, Class A4, 1.29%, 4/15/19	150,568
200,000	Ford Credit Auto Owner Trust, Series 2015-1, Class A, 2.12%, 7/15/26(1)	203,024
100,000	Ford Credit Auto Owner Trust, Series 2015-2, Class A, 2.44%, 1/15/27(1)	102,714
250,000	Ford Credit Auto Owner Trust, Series 2016-1, Class A, 2.31%, 8/15/27(1)	255,226
188,000	GM Financial Automobile Leasing Trust, Series 2016-2, Class A4, 1.76%, 3/20/20	188,467
250,000	Hyundai Auto Lease Securitization Trust, Series 2015-B, Class A3, 1.40%, 11/15/18(1)	250,880
170,000	Hyundai Auto Lease Securitization Trust, Series 2016-B, Class A4, 1.68%, 4/15/20(1)	170,413
300,000	Synchrony Credit Card Master Note Trust, Series 2012-2, Class A, 2.22%, 1/15/22	305,687
110,000	Synchrony Credit Card Master Note Trust, Series 2012-7, Class A, 1.76%, 9/15/22	110,825
Principal Amount		Value
ASSET-BACKED SECURITIES (4.0%) (continued)
$200,000	World Financial Network Credit Card Master Trust, Series 2012-A, Class A, 3.14%, 1/17/23	$209,654
50,000	World Financial Network Credit Card Master Trust, Series 2013-A, Class A, 1.61%, 12/15/21	50,238
TOTAL ASSET-BACKED SECURITIES (Cost $2,890,363) (4.0%)		2,895,089
COMMERCIAL MORTGAGE-BACKED SECURITIES (6.4%)
141,144	Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PW17, Class A4, 5.69%, 6/11/50(2)	145,856
245,654	Citigroup Commercial Mortgage Trust, Series 2006-C5, Class A4, 5.43%, 10/15/49	246,126
200,000	COMM Mortgage Trust, Series 2013-CR6, Class A4, 3.10%, 3/10/46	212,040
150,000	COMM Mortgage Trust, Series 2014-UBS2, Class AM, 4.20%, 3/10/47	163,877
333,698	Commercial Mortgage Trust, Series 2007-GG9, Class A4, 5.44%, 3/10/39	336,765
75,453	FREMF Mortgage Trust, Series 2013-KF02, Class B, 3.45%, 12/25/45(1)(2)	74,593
200,000	FREMF Mortgage Trust, Series 2013-K713, Class B, 3.27%, 4/25/46(1)(2)	203,263
294,211	GNMA, Series 2013-12, Class AB, 1.83%, 11/16/52	291,240
600,000	GNMA, Series 2013-12, Class B, 2.19%, 11/16/52(2)	597,424
338,072	GNMA, Series 2012-125, Class AB, 2.11%, 2/16/53(2)	335,387
255,000	GS Mortgage Securities Trust, Series 2012-GCJ7, Class A4, 3.38%, 5/10/45	273,709
Principal Amount		Value
COMMERCIAL MORTGAGE-BACKED SECURITIES (6.4%) (continued)
$130,000	GS Mortgage Securities Trust, Series 2015-GC32, Class A2, 3.06%, 7/10/48	$136,660
237,425	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2007-CB20, Class A1A, 5.75%, 2/12/51(2)	246,656
150,000	Morgan Stanley Capital I Trust, Series 2012-C4, Class A4, 3.24%, 3/15/45	159,759
147,021	Sequoia Mortgage Trust, Series 2004-8, Class A1, 1.15%, 9/20/34(2)	139,118
120,904	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-6, Class 4A2, 2.95%, 6/25/34(2)	112,688
177,551	Thornburg Mortgage Securities Trust, Series 2005-1, Class A3, 2.54%, 4/25/45(2)	177,551
200,000	Wells Fargo Commercial Mortgage Trust, Series 2014-LC18, Class A2, 2.95%, 12/15/47	209,287
100,000	Wells Fargo Commercial Mortgage Trust, Series 2015-C26, Class A2, 2.66%, 2/15/48	103,809
250,000	Wells Fargo Commercial Mortgage Trust, Series 2016-C32, Class B, 4.88%, 1/15/59(2)	267,554
200,000	WFRBS Commercial Mortgage Trust, Series 2011-C5, Class A4, 3.67%, 11/15/44	216,947
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $4,753,661) (6.4%)		4,650,309
CORPORATE BONDS & NOTES (44.6%)
	BASIC MATERIALS (1.2%)
150,000	Celanese U.S. Holdings LLC, Guaranteed Notes, 4.63%, 11/15/22	159,375

See Notes to Financial Statements.

Schedule of Investments (unaudited) (continued)

Principal Amount		Value
CORPORATE BONDS & NOTES (44.6%) (continued)
	BASIC MATERIALS (1.2%) (continued)
$100,000	Ecolab, Inc., Senior Unsecured Notes, 3.25%, 1/14/23	$104,993
175,000	LYB International Finance B.V., Guaranteed Notes, 4.00%, 7/15/23	187,369
150,000	Mosaic Co. (The), Senior Unsecured Notes, 4.25%, 11/15/23	161,558
75,000	Mosaic Co. (The), Senior Unsecured Notes, 5.45%, 11/15/33	82,945
150,000	Steel Dynamics, Inc., Guaranteed Notes, 6.13%, 8/15/19	155,250
		851,490
	COMMUNICATIONS (4.1%)
100,000	Amazon.com, Inc., Senior Unsecured Notes, 3.30%, 12/5/21	107,896
175,000	Amazon.com, Inc., Senior Unsecured Notes, 4.80%, 12/5/34	205,836
200,000	Baidu, Inc., Senior Unsecured Notes, 2.75%, 6/9/19	202,732
200,000	CBS Corp., Guaranteed Notes, 3.70%, 8/15/24	208,863
150,000	Comcast Corp., Guaranteed Notes, 6.45%, 3/15/37	206,397
250,000	DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., Guaranteed Notes, 3.80%, 3/15/22	265,581
150,000	Discovery Communications LLC, Guaranteed Notes, 4.90%, 3/11/26(3)	159,071
150,000	Expedia, Inc., Guaranteed Notes, 4.50%, 8/15/24	154,097
200,000	Netflix, Inc., Senior Unsecured Notes, 5.75%, 3/1/24	208,500
200,000	Scripps Networks Interactive, Inc., Senior Unsecured Notes, 2.80%, 6/15/20	203,139
250,000	T-Mobile USA, Inc., Guaranteed Notes, 6.63%, 11/15/20	257,812
Principal Amount		Value
CORPORATE BONDS & NOTES (44.6%) (continued)
	COMMUNICATIONS (4.1%) (continued)
$250,000	Telefonica Emisiones SAU, Guaranteed Notes, 5.88%, 7/15/19	$279,287
300,000	Tencent Holdings, Ltd., Senior Unsecured Notes, 3.38%, 5/2/19(1)	311,197
100,000	Thomson Reuters Corp., Senior Unsecured Notes, 3.35%, 5/15/26	102,219
100,000	Time Warner, Inc., Guaranteed Notes, 3.60%, 7/15/25	105,815
		2,978,442
	CONSUMER, CYCLICAL (4.1%)
200,000	CalAtlantic Group, Inc., Guaranteed Notes, 6.63%, 5/1/20	219,500
150,000	D.R. Horton, Inc., Guaranteed Notes, 4.00%, 2/15/20	154,500
250,000	Ford Motor Co., Senior Unsecured Notes, 7.45%, 7/16/31	335,216
300,000	Ford Motor Credit Co. LLC, Senior Unsecured Notes, 1.72%, 12/6/17	300,638
250,000	General Motors Financial Co., Inc., Guaranteed Notes, 3.70%, 5/9/23	251,299
150,000	L Brands, Inc., Guaranteed Notes, 6.63%, 4/1/21	168,750
200,000	Magna International, Inc., Senior Unsecured Notes, 4.15%, 10/1/25	219,754
150,000	Newell Brands, Inc., Senior Unsecured Notes, 2.60%, 3/29/19	153,927
75,000	Newell Brands, Inc., Senior Unsecured Notes, 5.50%, 4/1/46	89,230
150,000	NIKE, Inc., Senior Unsecured Notes, 3.88%, 11/1/45	166,284
100,000	Nissan Motor Acceptance Corp., Senior Unsecured Notes, 2.35%, 3/4/19(1)	102,179
Principal Amount		Value
CORPORATE BONDS & NOTES (44.6%) (continued)
	CONSUMER, CYCLICAL (4.1%) (continued)
$100,000	Nordstrom, Inc., Senior Unsecured Notes, 5.00%, 1/15/44(3)	$98,028
150,000	Royal Caribbean Cruises, Ltd., Senior Unsecured Notes, 5.25%, 11/15/22(3)	157,875
125,000	Sally Holdings LLC/Sally Capital, Inc., Guaranteed Notes, 5.75%, 6/1/22	129,531
175,000	Toll Brothers Finance Corp., Guaranteed Notes, 4.88%, 11/15/25	173,250
250,000	Wyndham Worldwide Corp., Senior Unsecured Notes, 3.90%, 3/1/23	255,950
		2,975,911
	CONSUMER, NON-CYCLICAL (7.1%)
100,000	AbbVie, Inc., Senior Unsecured Notes, 3.60%, 5/14/25	104,783
125,000	Actavis Funding SCS, Guaranteed Notes, 2.35%, 3/12/18	126,704
200,000	Actavis Funding SCS, Guaranteed Notes, 2.45%, 6/15/19	203,133
130,000	Aetna, Inc., Senior Unsecured Notes, 3.20%, 6/15/26	133,747
100,000	Aetna, Inc., Senior Unsecured Notes, 4.25%, 6/15/36	103,318
200,000	AmerisourceBergen Corp., Senior Unsecured Notes, 3.25%, 3/1/25(3)	209,789
250,000	Amgen, Inc., Senior Unsecured Notes, 4.40%, 5/1/45(3)	259,715
225,000	Anheuser-Busch InBev Finance, Inc., Guaranteed Notes, 4.90%, 2/1/46	263,664
250,000	Celgene Corp., Senior Unsecured Notes, 4.00%, 8/15/23	266,364
200,000	Constellation Brands, Inc., Guaranteed Notes, 4.25%, 5/1/23	208,000

See Notes to Financial Statements.

June 30, 2016

Principal Amount		Value
CORPORATE BONDS & NOTES (44.6%) (continued)
	CONSUMER, NON-CYCLICAL (7.1%) (continued)
$150,000	DaVita HealthCare Partners, Inc., Guaranteed Notes, 5.75%, 8/15/22	$156,937
250,000	Edwards Lifesciences Corp., Senior Unsecured Notes, 2.88%, 10/15/18	256,082
250,000	Express Scripts Holding Co., Guaranteed Notes, 4.75%, 11/15/21	280,415
150,000	Gilead Sciences, Inc., Senior Unsecured Notes, 2.35%, 2/1/20	153,872
150,000	HCA, Inc., Guaranteed Notes, 5.38%, 2/1/25	153,750
200,000	JM Smucker Co. (The), Guaranteed Notes, 4.38%, 3/15/45	217,387
150,000	Kellogg Co., Senior Unsecured Notes, 3.25%, 4/1/26	154,188
150,000	Kroger Co. (The), Senior Unsecured Notes, 2.95%, 11/1/21	157,600
350,000	Kroger Co. (The), Senior Unsecured Notes, 5.15%, 8/1/43	417,699
150,000	LifePoint Health, Inc., Guaranteed Notes, 5.50%, 12/1/21(3)	156,375
200,000	Mylan, Inc., Guaranteed Notes, 1.35%, 11/29/16	199,779
150,000	NYU Hospitals Center, Unsecured Notes, 4.78%, 7/1/44	171,531
100,000	Quest Diagnostics, Inc., Senior Unsecured Notes, 3.50%, 3/30/25	103,259
100,000	Service Corp. International, Senior Unsecured Notes, 5.38%, 1/15/22	103,000
200,000	Sysco Corp., Guaranteed Notes, 3.75%, 10/1/25	213,991
100,000	UnitedHealth Group, Inc., Senior Unsecured Notes, 2.88%, 12/15/21	105,326
Principal Amount		Value
CORPORATE BONDS & NOTES (44.6%) (continued)
	CONSUMER, NON-CYCLICAL (7.1%) (continued)
$244,000	Wm Wrigley Jr Co., Senior Unsecured Notes, 2.00%, 10/20/17(1)	$246,594
		5,127,002
	ENERGY (2.6%)
200,000	Chevron Corp., Senior Unsecured Notes, 2.57%, 5/16/23	204,259
150,000	DCP Midstream Operating L.P., Guaranteed Notes, 2.50%, 12/1/17(3)	146,625
175,000	Devon Energy Corp., Senior Unsecured Notes, 4.75%, 5/15/42	156,841
200,000	Enterprise Products Operating LLC, Guaranteed Notes, 4.85%, 8/15/42(3)	211,047
200,000	Kinder Morgan Energy Partners L.P., Guaranteed Notes, 2.65%, 2/1/19	199,914
100,000	Occidental Petroleum Corp., Senior Unsecured Notes, 3.40%, 4/15/26	105,469
126,000	Occidental Petroleum Corp., Senior Unsecured Notes, 4.63%, 6/15/45	140,508
200,000	Phillips 66, Guaranteed Notes, 4.30%, 4/1/22	218,439
150,000	Sabine Pass Liquefaction LLC, Senior Secured Notes, 5.88%, 6/30/26(1)	150,562
200,000	Spectra Energy Partners L.P., Senior Unsecured Notes, 4.75%, 3/15/24	219,809
150,000	Valero Energy Corp., Senior Unsecured Notes, 6.63%, 6/15/37	164,576
		1,918,049
	FINANCIAL (19.4%)
150,000	Aflac, Inc., Senior Unsecured Notes, 3.25%, 3/17/25	155,979
250,000	Aircastle Ltd., Senior Unsecured Notes, 4.63%, 12/15/18	257,500
Principal Amount		Value
CORPORATE BONDS & NOTES (44.6%) (continued)
	FINANCIAL (19.4%) (continued)
$200,000	Ally Financial, Inc., Guaranteed Notes, 4.75%, 9/10/18	$204,000
250,000	American Express Co., Senior Unsecured Notes, 1.24%, 5/22/18(2)	249,452
150,000	American Tower Corp., Senior Unsecured Notes, 3.38%, 10/15/26	150,780
300,000	Australia & New Zealand Banking Group Ltd., Subordinated Notes, 4.50%, 3/19/24(1)(3)	312,780
200,000	AvalonBay Communities, Inc. GMTN, Senior Unsecured Notes, 3.45%, 6/1/25	209,594
200,000	Banco Bilbao Vizcaya Argentaria S.A., Senior Unsecured Notes, 3.00%, 10/20/20	203,694
200,000	Bancolombia S.A., Senior Unsecured Notes, 5.95%, 6/3/21	218,700
250,000	Bank of America Corp. MTN, Subordinated Notes, 4.20%, 8/26/24	258,430
250,000	Bank of America Corp., Series L, Senior Unsecured Notes, 1.35%, 11/21/16	250,348
300,000	Bank of China Hong Kong Ltd., Senior Unsecured Notes, 3.75%, 11/8/16(1)	302,653
175,000	Bank of Nova Scotia (The), Senior Unsecured Notes, 2.80%, 7/21/21	182,566
500,000	BlackRock, Inc., Series 2, Senior Unsecured Notes, 5.00%, 12/10/19	559,971
250,000	BPCE S.A., Guaranteed Notes, 2.50%, 12/10/18	256,357
200,000	Capital One Financial Corp., Senior Unsecured Notes, 3.75%, 4/24/24	208,657

See Notes to Financial Statements.

Schedule of Investments (unaudited) (continued)

Principal Amount		Value
CORPORATE BONDS & NOTES (44.6%) (continued)
	FINANCIAL (19.4%) (continued)
$150,000	CIT Group, Inc., Senior Unsecured Notes, 5.00%, 8/15/22	$152,625
225,000	Citigroup, Inc., Subordinated Notes, 5.30%, 5/6/44	242,943
200,000	CNA Financial Corp., Senior Unsecured Notes, 3.95%, 5/15/24	210,317
250,000	Cooperatieve Rabobank UA, Guaranteed Notes, 3.95%, 11/9/22	258,545
250,000	Credit Agricole S.A., Senior Unsecured Notes, 2.13%, 4/17/18(1)	252,742
175,000	Crown Castle International Corp., Senior Unsecured Notes, 4.45%, 2/15/26	189,986
200,000	Digital Realty Trust L.P., Guaranteed Notes, 5.25%, 3/15/21	224,814
250,000	Discover Financial Services, Senior Unsecured Notes, 3.95%, 11/6/24	256,234
350,000	EPR Properties, Guaranteed Notes, 5.25%, 7/15/23	370,193
250,000	Essex Portfolio L.P., Guaranteed Notes, 3.38%, 1/15/23(3)	258,180
250,000	Fifth Third Bancorp, Senior Unsecured Notes, 2.88%, 7/27/20	260,540
200,000	Goldman Sachs Group, Inc. (The), Senior Unsecured Notes, 3.75%, 2/25/26	210,500
100,000	Goldman Sachs Group, Inc. (The), Subordinated Notes, 6.75%, 10/1/37	123,353
350,000	Hospitality Properties Trust, Senior Unsecured Notes, 4.65%, 3/15/24	356,394
350,000	Host Hotels & Resorts L.P., Senior Unsecured Notes, 5.25%, 3/15/22	384,784
Principal Amount		Value
CORPORATE BONDS & NOTES (44.6%) (continued)
	FINANCIAL (19.4%) (continued)
$250,000	HSBC Holdings PLC, Senior Unsecured Notes, 4.00%, 3/30/22	$262,787
250,000	Huntington National Bank (The), Senior Unsecured Notes, 2.20%, 11/6/18	253,061
200,000	International Lease Finance Corp., Senior Secured Notes, 7.13%, 9/1/18(1)	219,588
200,000	JPMorgan Chase & Co., Subordinated Notes, 4.13%, 12/15/26	211,903
300,000	JPMorgan Chase Bank NA, Subordinated Notes, 6.00%, 10/1/17	316,863
250,000	Korea Development Bank (The), Senior Unsecured Notes, 4.00%, 9/9/16	251,432
250,000	Lloyds Bank PLC, Guaranteed Notes, 3.50%, 5/14/25	256,879
250,000	Macquarie Bank Ltd., Senior Unsecured Notes, 2.60%, 6/24/19(1)	254,987
300,000	Morgan Stanley, Senior Unsecured Notes, 4.75%, 3/22/17	307,440
300,000	Nomura Holdings, Inc. GMTN, Senior Unsecured Notes, 2.75%, 3/19/19(3)	307,002
250,000	PNC Funding Corp., Guaranteed Notes, 5.13%, 2/8/20(3)	279,698
350,000	ProLogis L.P., Guaranteed Notes, 2.75%, 2/15/19	359,701
250,000	Regions Financial Corp., Senior Unsecured Notes, 2.00%, 5/15/18	250,437
300,000	Santander Holdings USA, Inc., Senior Unsecured Notes, 2.65%, 4/17/20	296,242
250,000	Societe Generale S.A., Senior Unsecured Notes, 5.20%, 4/15/21(3)	285,968
300,000	Standard Chartered PLC, Senior Unsecured Notes, 1.50%, 9/8/17(1)	298,641
Principal Amount		Value
CORPORATE BONDS & NOTES (44.6%) (continued)
	FINANCIAL (19.4%) (continued)
$250,000	Stifel Financial Corp., Senior Unsecured Notes, 4.25%, 7/18/24	$256,402
150,000	Synchrony Financial, Senior Unsecured Notes, 3.00%, 8/15/19	152,500
200,000	Synchrony Financial, Senior Unsecured Notes, 3.75%, 8/15/21	207,187
100,000	UBS AG GMTN, Senior Unsecured Notes, 2.35%, 3/26/20(3)	102,430
250,000	US Bancorp MTN, Subordinated Notes, 3.60%, 9/11/24	269,293
350,000	Wells Fargo & Co., Senior Unsecured Notes, 5.63%, 12/11/17	372,078
200,000	Weyerhaeuser Co., Senior Unsecured Notes, 7.38%, 10/1/19	229,890
250,000	XLIT Ltd., Guaranteed Notes, 5.75%, 10/1/21	285,925
		14,021,945
	INDUSTRIAL (2.1%)
75,000	Allegion PLC, Guaranteed Notes, 5.88%, 9/15/23	79,500
175,000	Ball Corp., Guaranteed Notes, 5.25%, 7/1/25	182,437
200,000	Briggs & Stratton Corp., Guaranteed Notes, 6.88%, 12/15/20	218,000
250,000	Burlington Northern Santa Fe LLC, Senior Unsecured Notes, 3.05%, 3/15/22	266,527
100,000	Burlington Northern Santa Fe LLC, Senior Unsecured Notes, 4.15%, 4/1/45	108,903
250,000	Masco Corp., Senior Unsecured Notes, 7.13%, 3/15/20	287,875
8,000	Owens Corning, Inc., Guaranteed Notes, 6.50%, 12/1/16	8,113
150,000	Packaging Corp. of America, Senior Unsecured Notes, 3.65%, 9/15/24	154,937

See Notes to Financial Statements.

June 30, 2016

Principal Amount		Value
CORPORATE BONDS & NOTES (44.6%) (continued)
	INDUSTRIAL (2.1%) (continued)
$200,000	Textron, Inc., Senior Unsecured Notes, 3.88%, 3/1/25	$211,313
		1,517,605
	TECHNOLOGY (0.9%)
150,000	Analog Devices, Inc., Senior Unsecured Notes, 3.90%, 12/15/25	167,209
150,000	Cadence Design Systems, Inc., Senior Unsecured Notes, 4.38%, 10/15/24	154,989
150,000	Microsoft Corp., Senior Unsecured Notes, 4.45%, 11/3/45	169,147
150,000	QUALCOMM, Inc., Senior Unsecured Notes, 3.45%, 5/20/25(3)	159,408
		650,753
	UTILITIES (3.1%)
100,000	Consolidated Edison Co. of New York, Inc., Senior Unsecured Notes, 4.50%, 12/1/45	113,660
200,000	Consumers Energy Co., 3.13%, 8/31/24	211,985
150,000	Exelon Corp., Senior Unsecured Notes, 4.45%, 4/15/46	160,141
150,000	Exelon Generation Co. LLC, Senior Unsecured Notes, 5.20%, 10/1/19	165,970
380,000	Florida Power & Light Co., 4.95%, 6/1/35	461,821
150,000	ITC Holdings Corp., Senior Unsecured Notes, 3.25%, 6/30/26	150,114
150,000	National Fuel Gas Co., Senior Unsecured Notes, 5.20%, 7/15/25	155,574
100,000	Pacific Gas & Electric Co., Senior Unsecured Notes, 2.95%, 3/1/26(3)	104,137
100,000	PSEG Power LLC, Guaranteed Notes, 3.00%, 6/15/21(3)	101,382
150,000	PSEG Power LLC, Guaranteed Notes, 4.30%, 11/15/23	157,546
Principal Amount		Value
CORPORATE BONDS & NOTES (44.6%) (continued)
	UTILITIES (3.1%) (continued)
$250,000	Southern Co. (The), Senior Unsecured Notes, 2.75%, 6/15/20	$259,108
200,000	Southern Co. (The), Senior Unsecured Notes, 2.95%, 7/1/23	207,320
		2,248,758
TOTAL CORPORATE BONDS & NOTES (Cost $31,140,054) (44.6%)		32,289,955
FOREIGN GOVERNMENT OBLIGATIONS (0.8%)
300,000	Mexico Government International Bond, Senior Unsecured Notes, 5.13%, 1/15/20(3)	333,000
250,000	Poland Government International Bond, Senior Unsecured Notes, 4.00%, 1/22/24	270,000
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $567,502) (0.8%)		603,000
LONG-TERM MUNICIPAL SECURITIES (2.7%)
	CALIFORNIA (1.0%)
125,000	Los Angeles Unified School District, General Obligation Unlimited, Qualified School Construction Bonds, Series J-1, 5.98%, 5/1/27	161,846
85,000	University of California, Taxable General Revenue Bonds, Series AG, 4.06%, 5/15/33	89,608
200,000	California Educational Facilities Authority, Revenue Bonds, Loyola Marymount University, Series A, 2.96%, 10/1/21	209,106
200,000	State of California, Build America Bond, General Obligation Unlimited, 5.70%, 11/1/21	238,944
		699,504
	NEW YORK (0.4%)
300,000	City of New York, General Obligation Unlimited, Subser. D2, 2.60%, 8/1/20	314,196
Principal Amount		Value
LONG-TERM MUNICIPAL SECURITIES (2.7%) (continued)
	TEXAS (1.1%)
$500,000	Tarrant County Cultural Education Facilities Finance Corp., Revenue Bonds, Baylor Health Care System Project, Series C, 4.45%, 11/15/43	$542,360
250,000	Dallas Independent School District Qualified School Construction Notes, General Obligation Limited, 5.05%, 8/15/33	288,728
		831,088
	VIRGINIA (0.2%)
100,000	City of Norfolk, Taxable Build America Bonds, General Obligation Unlimited, Series B, 5.91%, 3/1/29	126,743
TOTAL LONG-TERM MUNICIPAL SECURITIES (Cost $1,829,185) (2.7%)		1,971,531
U.S. GOVERNMENT AGENCY OBLIGATIONS (21.1%)
66,412	FHLMC Gold PC Pool #A29526, 5.00%, 1/1/35	73,295
54,044	FHLMC Gold PC Pool #A29633, 5.00%, 1/1/35	59,791
30,465	FHLMC Gold PC Pool #A56491, 5.00%, 1/1/37	33,696
529,962	FHLMC Gold PC Pool #A95803, 4.00%, 12/1/40	571,349
116,684	FHLMC Gold PC Pool #A97264, 4.00%, 2/1/41	125,454
11,582	FHLMC Gold PC Pool #B12822, 5.00%, 3/1/19	11,894
3,835	FHLMC Gold PC Pool #B17398, 4.50%, 12/1/19	3,924
22,234	FHLMC Gold PC Pool #B18034, 4.50%, 4/1/20	22,750
78,599	FHLMC Gold PC Pool #C09004, 3.50%, 7/1/42	82,994
15,807	FHLMC Gold PC Pool #C91413, 3.50%, 12/1/31	16,936

See Notes to Financial Statements.

Schedule of Investments (unaudited) (continued)

Principal Amount		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (21.1%) (continued)
$362,896	FHLMC Gold PC Pool #C91749, 4.00%, 1/1/34	$392,319
429	FHLMC Gold PC Pool #E92226, 5.00%, 11/1/17	440
559	FHLMC Gold PC Pool #E92829, 5.00%, 12/1/17	574
6,423	FHLMC Gold PC Pool #E93499, 5.00%, 12/1/17	6,590
1,295	FHLMC Gold PC Pool #E98960, 5.00%, 9/1/18	1,329
190,978	FHLMC Gold PC Pool #G06224, 3.50%, 1/1/41	201,653
2,794	FHLMC Gold PC Pool #G11986, 5.00%, 4/1/21	2,980
3,952	FHLMC Gold PC Pool #G12319, 5.00%, 6/1/21	4,204
5,308	FHLMC Gold PC Pool #J00118, 5.00%, 10/1/20	5,470
75,276	FHLMC Gold PC Pool #J00139, 5.00%, 10/1/20	77,322
20,354	FHLMC Gold PC Pool #J03233, 5.00%, 8/1/21	21,481
225,810	FHLMC Gold PC Pool #J11587, 4.00%, 1/1/25	242,361
22,875	FHLMC Gold PC Pool #Q01181, 4.50%, 6/1/41	25,075
102,332	FHLMC Gold PC Pool #Q06307, 3.50%, 2/1/42	108,106
163,964	FHLMC Gold PC Pool #Q08656, 4.00%, 6/1/42	176,002
159,525	FHLMC Gold PC Pool #Q08903, 3.50%, 6/1/42	168,434
340,223	FHLMC Gold PC Pool #Q11556, 3.00%, 10/1/42	353,416
389,075	FHLMC Gold PC Pool #Q14593, 3.00%, 1/1/43	407,395
500,000	FNMA, 1.63%, 11/27/18	510,644
11,310	FNMA Pool #254383, 7.50%, 6/1/32	13,946
Principal Amount		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (21.1%) (continued)
$11,106	FNMA Pool #254684, 5.00%, 3/1/18	$11,411
58,207	FNMA Pool #255496, 5.00%, 11/1/34	64,910
4,784	FNMA Pool #255580, 5.50%, 2/1/35	5,435
2,829	FNMA Pool #258149, 5.50%, 9/1/34	3,175
20,418	FNMA Pool #412682, 6.00%, 3/1/28	23,566
168	FNMA Pool #568625, 7.50%, 1/1/31	172
28,313	FNMA Pool #571090, 7.50%, 1/1/31	28,722
867	FNMA Pool #573935, 7.50%, 3/1/31	886
3,756	FNMA Pool #623503, 6.00%, 2/1/17	3,788
83,782	FNMA Pool #626440, 7.50%, 2/1/32	96,787
1,941	FNMA Pool #631328, 5.50%, 2/1/17	1,958
128	FNMA Pool #638247, 5.50%, 5/1/17	129
256	FNMA Pool #643277, 5.50%, 4/1/17	258
3,410	FNMA Pool #685183, 5.00%, 3/1/18	3,502
866	FNMA Pool #688539, 5.50%, 3/1/33	980
7,891	FNMA Pool #703936, 5.00%, 5/1/18	8,109
58,597	FNMA Pool #735224, 5.50%, 2/1/35	66,423
3,033	FNMA Pool #769682, 5.00%, 3/1/34	3,386
1,017	FNMA Pool #778141, 5.00%, 5/1/34	1,134
807	FNMA Pool #789150, 5.00%, 10/1/34	897
8,058	FNMA Pool #910242, 5.00%, 3/1/37	8,941
125,178	FNMA Pool #919584, 6.00%, 6/1/37	143,011
36,969	FNMA Pool #975116, 5.00%, 5/1/38	41,019
14,819	FNMA Pool #AA2531, 4.50%, 3/1/39	16,192
58,181	FNMA Pool #AB2053, 3.50%, 1/1/26	61,705
284,347	FNMA Pool #AB2346, 4.50%, 2/1/41	311,599
206,217	FNMA Pool #AB5231, 2.50%, 5/1/27	213,971
263,386	FNMA Pool #AB5716, 3.00%, 7/1/27	276,580
Principal Amount		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (21.1%) (continued)
$421,151	FNMA Pool #AB8144, 5.00%, 4/1/37	$467,541
23,642	FNMA Pool #AD1035, 4.50%, 2/1/40	25,907
95,874	FNMA Pool #AD8536, 5.00%, 8/1/40	106,740
148,336	FNMA Pool #AE1853, 4.00%, 8/1/40	159,592
116,784	FNMA Pool #AH3226, 5.00%, 2/1/41	129,765
106,111	FNMA Pool #AH8932, 4.50%, 4/1/41	116,056
31,573	FNMA Pool #AI0620, 4.50%, 5/1/41	34,472
204,083	FNMA Pool #AI4285, 5.00%, 6/1/41	227,417
174,022	FNMA Pool #AJ5888, 4.50%, 11/1/41	190,813
50,980	FNMA Pool #AJ9278, 3.50%, 12/1/41	54,028
124,907	FNMA Pool #AL3272, 5.00%, 2/1/25	138,589
5,740	FNMA Pool #AL5259, 3.50%, 5/1/29	6,087
315,643	FNMA Pool #AQ0287, 3.00%, 10/1/42	328,283
105,655	FNMA Pool #AR2174, 3.00%, 4/1/43	109,852
395,487	FNMA Pool #AR6394, 3.00%, 2/1/43	411,150
133,798	FNMA Pool #AS3155, 4.00%, 8/1/44	143,398
95,483	FNMA Pool #AS3157, 4.00%, 8/1/44	102,334
171,676	FNMA Pool #AS4177, 4.50%, 12/1/44	187,267
504,720	FNMA Pool #AS5892, 3.50%, 10/1/45	532,805
602,751	FNMA Pool #AS5906, 3.50%, 10/1/45	636,204
286,315	FNMA Pool #AS6205, 3.50%, 11/1/45	302,210
280,000	FNMA Pool #AS6385, 4.00%, 12/1/45	300,297
281,856	FNMA Pool #AU1847, 3.00%, 9/1/43	293,098
154,937	FNMA Pool #AU2135, 2.50%, 8/1/28	160,781
255,836	FNMA Pool #AU4279, 3.00%, 9/1/43	266,046
144,989	FNMA Pool #AU4290, 4.00%, 9/1/43	155,392
467,011	FNMA Pool #AW5055, 3.50%, 7/1/44	496,446
149,793	FNMA Pool #AW6645, 3.00%, 6/1/29	157,123

See Notes to Financial Statements.

June 30, 2016

Principal Amount		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (21.1%) (continued)
$155,683	FNMA Pool #AW7362, 2.50%, 8/1/29	$161,551
349,576	FNMA Pool #AX0416, 4.00%, 8/1/44	374,658
267,295	FNMA Pool #AX1138, 3.50%, 9/1/44	282,099
233,670	FNMA Pool #AX9013, 3.50%, 2/1/45	246,612
222,927	FNMA Pool #AY2728, 2.50%, 2/1/30	230,857
95,334	FNMA Pool #AZ7793, 3.50%, 8/1/45	100,625
289,422	FNMA Pool #BA3885, 3.50%, 11/1/45	305,636
316,787	FNMA Pool #MA0641, 4.00%, 2/1/31	342,999
616,448	FNMA Pool #MA1107, 3.50%, 7/1/32	656,654
6,649	FNMA REMIC Trust Series 2003-38, Class TC, 5.00%, 3/25/23	6,708
127,468	FNMA REMIC Trust Series 2013-18, Class AE, 2.00%, 3/25/28	129,773
249,322	GNMA, Series 2011-136, Class GB, 2.50%, 5/20/40	253,968
1,364	GNMA I Pool #429786, 6.00%, 12/15/33	1,589
29,475	GNMA I Pool #548880, 6.00%, 12/15/31	33,735
20,380	GNMA I Pool #551762, 6.00%, 4/15/32	23,294
2,900	GNMA I Pool #557681, 6.00%, 8/15/31	3,320
11,773	GNMA I Pool #582415, 6.00%, 11/15/32	13,815
38,254	GNMA I Pool #583008, 5.50%, 6/15/34	43,534
35,782	GNMA I Pool #605025, 6.00%, 2/15/34	41,403
17,222	GNMA I Pool #605245, 5.50%, 6/15/34	19,537
30,680	GNMA I Pool #622603, 6.00%, 11/15/33	35,507
4,439	GNMA I Pool #626480, 6.00%, 2/15/34	5,184
14,193	GNMA II Pool #3645, 4.50%, 12/20/19	14,563
185,555	GNMA II Pool #5332, 4.00%, 3/20/42	199,628
176,334	GNMA II Pool #MA1520, 3.00%, 12/20/43	184,984
143,576	GNMA II Pool #MA2445, 3.50%, 12/20/44	152,465
Principal Amount		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (21.1%) (continued)
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $14,888,005) (21.1%)		$15,224,861
U.S. TREASURY OBLIGATIONS (18.5%)
	U.S. TREASURY NOTES & BONDS (18.5%)
$350,000	U.S. Treasury Bonds, 7.88%, 2/15/21	459,102
602,645	U.S. Treasury Bonds, 2.00%, 1/15/26(4)	708,963
800,000	U.S. Treasury Bonds, 5.25%, 11/15/28	1,126,062
550,000	U.S. Treasury Bonds, 4.38%, 2/15/38(3)	784,051
300,000	U.S. Treasury Bonds, 4.38%, 5/15/40	426,820
525,000	U.S. Treasury Bonds, 3.63%, 8/15/43	677,352
430,000	U.S. Treasury Bonds, 3.38%, 5/15/44	529,958
150,000	U.S. Treasury Bonds, 2.50%, 2/15/45	156,170
475,000	U.S. Treasury Bonds, 2.50%, 2/15/46(3)	494,612
200,000	U.S. Treasury Bonds, 2.50%, 5/15/46	208,414
50,000	U.S. Treasury Notes, 0.50%, 11/30/16	50,027
100,000	U.S. Treasury Notes, 0.88%, 10/15/17	100,395
100,000	U.S. Treasury Notes, 0.88%, 11/15/17	100,414
400,000	U.S. Treasury Notes, 0.75%, 12/31/17	401,047
100,000	U.S. Treasury Notes, 1.00%, 2/15/18	100,656
170,000	U.S. Treasury Notes, 1.38%, 12/31/18	173,008
600,000	U.S. Treasury Notes, 1.50%, 3/31/19	613,477
500,000	U.S. Treasury Notes, 3.13%, 5/15/19	534,414
350,000	U.S. Treasury Notes, 1.63%, 6/30/19	359,338
200,000	U.S. Treasury Notes, 1.63%, 12/31/19	205,523
200,000	U.S. Treasury Notes, 1.25%, 1/31/20	202,922
450,000	U.S. Treasury Notes, 1.38%, 3/31/20	458,508
150,000	U.S. Treasury Notes, 1.13%, 4/30/20	151,471
200,000	U.S. Treasury Notes, 2.25%, 4/30/21	211,680
Principal Amount		Value
U.S. TREASURY OBLIGATIONS (18.5%) (continued)
	U.S. TREASURY NOTES & BONDS (18.5%) (continued)
$600,000	U.S. Treasury Notes, 2.13%, 6/30/21	$631,992
100,000	U.S. Treasury Notes, 2.00%, 10/31/21	104,738
1,000,000	U.S. Treasury Notes, 1.50%, 1/31/22	1,020,234
150,000	U.S. Treasury Notes, 1.75%, 2/28/22	155,027
100,000	U.S. Treasury Notes, 1.88%, 5/31/22	104,008
550,000	U.S. Treasury Notes, 1.25%, 6/30/23	552,836
50,000	U.S. Treasury Notes, 2.50%, 8/15/23	54,166
300,000	U.S. Treasury Notes, 2.75%, 2/15/24	331,160
250,000	U.S. Treasury Notes, 2.50%, 5/15/24	271,533
350,000	U.S. Treasury Notes, 2.25%, 11/15/24	373,352
200,000	U.S. Treasury Notes, 2.00%, 2/15/25	209,250
200,000	U.S. Treasury Notes, 2.13%, 5/15/25	211,258
100,000	U.S. Treasury Notes, 1.63%, 5/15/26(3)	101,222
TOTAL U.S. TREASURY NOTES & BONDS (Cost $12,655,114) (18.5%)		13,355,160
TOTAL U.S. TREASURY OBLIGATIONS (Cost $12,655,114) (18.5%)		13,355,160
Shares		Value
SHORT-TERM INVESTMENTS (6.9%)
	MONEY MARKET FUNDS (6.9%)
4,284,889	State Street Navigator Securities Lending Prime Portfolio(5)	4,284,889
681,982	State Street Institutional Liquid Reserves Fund	681,982
TOTAL SHORT-TERM INVESTMENTS (Cost $4,966,871) (6.9%)		4,966,871
TOTAL INVESTMENT SECURITIES (105.0%) (Cost $73,690,755)		$75,956,776
EXCESS OF LIABILITIES OVER CASH AND OTHER ASSETS (-5.0%)		(3,609,748)
NET ASSETS (100%)		$72,347,028
NET ASSET VALUE OFFERING AND REDEMPTION PRICE, PER OUTSTANDING SHARE ($72,347,028 ÷ 4,745,513 shares outstanding)		$15.25

See Notes to Financial Statements.

Schedule of Investments (unaudited) (continued)

(1)
Pursuant to Rule 144A under the Securities Act of 1933, this security can only be sold to qualified institutional investors.

(2)
The rate shown on floating rate and discount securities represents the yield or rate at the end of the reporting period.

(3)
A portion or all of the security was held on loan. As of June 30, 2016, the market value of the securities on loan was $4,193,779.

(4)
Treasury Inflation Protected Security (TIPS).

(5)
Securities with an aggregate market value of  $4,193,779 were out on loan in exchange for $4,284,889 of cash collateral as of June 30, 2016. The collateral was invested in a cash collateral reinvestment vehicle as described in Note 1G in the Notes to Financial Statements.

FHLMC
Federal Home Loan Mortgage Corp.

FNMA
Federal National Mortgage Association.

FREMF
Finnish Real Estate Management Federation.

GMTN
Global Medium Term Note.

GNMA
Government National Mortgage Association.

MTN
Medium Term Note.

FUTURES (see Note C)
Type	Number of Contracts	Expiration Date	Original Value	Value at June 30, 2016	Unrealized Appreciation/ (Depreciation)
Short Futures
10 Year Mini JGB Future	7	09/09/16	$(1,028,122)	$(1,035,985)	$(7,863)
Euro-Bund Future	9	09/08/16	(1,640,199)	(1,669,153)	(28,955)
Long Gilt Future	2	09/28/16	(326,258)	(342,104)	(15,846)
U.S. 10 Year Note	8	09/21/16	(1,039,099)	(1,063,875)	(24,776)
Total Short Futures					$(77,440)

The following table summarizes the inputs used to value the Fund’s investments in securities as of June 30, 2016 (See Note 1B):
Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Asset-Backed Securities	$—	$2,895,089	$—	$2,895,089
Commercial Mortgage-Backed Securities	—	4,650,309	—	4,650,309
Corporate Bonds & Notes*	—	32,289,955	—	32,289,955
Foreign Government Obligations	—	603,000	—	603,000
Long-Term Municipal Securities*	—	1,971,531	—	1,971,531
U.S. Government Agency Obligations	—	15,224,861	—	15,224,861
U.S. Treasury Obligations	—	13,355,160	—	13,355,160
Short-Term Investments	4,966,871	—	—	4,966,871
Total Investments in Securities	$4,966,871	$70,989,905	$—	$75,956,776
Liabilities
Futures	(77,440)	—	—	(77,440)
Total	$4,889,431	$70,989,905	$—	$75,879,336

*
See Schedule of Investments for further classification.

See Notes to Financial Statements.

THE VALUE LINE TAX EXEMPT FUND, INC.

INVESTMENT OBJECTIVE AND STRATEGY (condensed) (unaudited)
The primary investment objective of the Fund is to provide investors with the maximum income exempt from federal income taxes while avoiding undue risk to principal. Capital appreciation is a secondary objective.
To achieve the Fund’s investment objectives, under normal conditions, the Adviser invests at least 80% of the Fund’s assets in securities the income of which is exempt from regular federal income taxation and will not subject non-corporate shareholders to the alternative minimum tax. The Fund invests primarily in investment grade municipal bonds and expects to maintain an average maturity of between 7 and 20 years.
Manager Discussion of Fund Performance
Below, The Value Line Tax Exempt Fund, Inc. portfolio manager Liane Rosenberg discusses the Fund’s performance and positioning for the six months ended June 30, 2016.
How did the Fund perform during the semi-annual period?
The Fund generated a total return of 3.45% during the six months ended June 30, 2016. This compares to the 4.33% return of the Fund’s benchmark, the Barclays Municipal Bond Index (the “Barclays Index”), during the same semi-annual period.
What key factors were responsible for the Fund’s performance during the reporting period?
While the Fund posted solid absolute gains, its shorter duration bias and higher average credit quality detracted from its results relative to the Barclays Index.
Which tax-exempt fixed income market segments most significantly affected Fund performance?
Detracting from the Fund’s relative results was having an overweighted allocation to the electric utility sector, which tending to be a high quality sector, lagged the Barclays Index during the annual period. During the semi-annual period, lower quality issues generally outperformed higher quality issues. Having an underweighted allocation to the hospitals sector, which outpaced the Barclays Index during the annual period, also hurt. The Fund’s complete avoidance of Puerto Rico bonds was also a drag on performance. While Puerto Rico’s economic difficulties remained a concern for bondholders, Puerto Rico bonds ultimately posted strong returns during the semi-annual period as legislative relief appeared to be in sight. Similarly, having underweighted exposure to the strongly performing debt of Illinois and New Jersey, which had been poor performers for quite some time, was detrimental to relative returns amidst a broad shift away from quality toward riskier trades. Finally, underweighting long-dated bonds and lower quality bonds overall detracted. During the semi-annual period, the search for yield amidst a low interest rate environment led longer maturity bonds to perform best and for BBB-rated bonds to outperform AAA-rated bonds significantly
On the positive side, overweighting revenue bonds and underweighting general obligation (GO) bonds at the local and state levels helped performance. The Revenue Index (a subset of the Barclays Index) outperformed the GO Index (another subset of the Barclays Index) during the semi-annual period, as the Revenue Index contained a higher weighting of mid-grade-rated bonds. As was the case for much of 2015, investors searching for yield saw value in the higher yielding revenue bonds that offered some credit protection in the form of regular tax receipts or other revenue streams. Also, underweighting tobacco bonds, which lagged the Barclays Index during the semi-annual period, contributed positively to results. Having underweighted allocations to the debt of poorly performing states, including Connecticut and Nevada, was beneficial to relative returns as well.
What was the Fund’s duration strategy?
Duration positioning in the Fund detracted from its relative performance during the reporting period. We kept the Fund’s duration shorter than that of the Barclays Index through most of the reporting period. While we had expected the Fed to begin tightening monetary policy, i.e. raising interest rates, and kept the Fund’s duration short accordingly, this positioning hurt the Fund as the Fed remained on hold and interest rates surprised on the downside. Duration is a measure of the Fund’s sensitivity to changes in interest rates.
How did yield curve positioning decisions affect the Fund’s performance?
Yield curve positioning overall detracted from the Fund’s performance during the reporting period. An underweighting to the long-term segment of the yield curve, i.e. maturities of more than seven years, hurt as the yield curve flattened against a backdrop of weak economic growth and muted inflation. (A flattening yield curve is one wherein the differential between longer-term and shorter-term yields narrows.)
How did the Fund use derivatives and similar instruments during the reporting period?
The Fund did not use derivatives during the reporting period.

THE VALUE LINE TAX EXEMPT FUND, INC. (continued)

Manager Discussion (continued) (unaudited)
Were there any notable changes in the Fund’s weightings during the semi-annual period?
During the reporting period, we increased the Fund’s exposure to the strongly performing hospitals sector, which proved beneficial to performance. We decreased exposure to pre-refunded bonds, which offered only modest returns during the semi-annual period. We maintained the Fund’s bias toward higher quality issues but did increase exposure to mid-grade bonds. We made modest adjustments to the Fund’s duration but maintained a duration shorter than that of the Barclays Index.
How was the Fund positioned relative to its benchmark index at the end of June 2016?
At the end of June 2016, the Fund maintained its conservative focus on higher credit quality, with a bias toward education and water & sewer bonds. The Fund also maintained its overweighted exposure to revenue bonds, as we like their yield. The Fund maintained its underweights to general obligation bonds, tobacco bonds and hospital bonds. We maintained a neutral exposure to transportation bonds. We maintained the Fund’s duration shorter than that of the Barclays Index.
What is your tactical view and strategy for the months ahead?
At the end of June 2016, our view ahead for the tax-exempt fixed income market was positive. We expect the Fed to remain on hold for a while longer, keeping interest rates relatively low. Should this scenario materialize, we believe investors are likely to continue to look for yield. In turn, we believe investors’ focus may well be on mid-grade bonds offering reasonable yield. In the Fund, then, we intend to maintain the Fund’s focus on the higher quality end of the credit spectrum while adding to the overall exposure to mid-grade bonds. We also still favor revenue bonds over GOs, as we continue to like the attractive yield they offer. However, we may look to decrease exposure to university-issued debt, as colleges grapple with declining enrollments and higher costs. Any change in Fed posture or tax legislation would prompt a reevaluation of our strategy.

The Value Line Tax Exempt Fund, Inc.
Portfolio Highlights at June 30, 2016 (unaudited)

Ten Largest Holdings
Issue	Principal Amount	Value	Percentage of Net Assets
New Jersey State Educational Facilities Authority Revenue, Revenue Bonds, Princeton University, Ser. B, 5.00%, 7/1/35	$1,000,000	$1,176,270	1.7%
Santa Clara County California Financing Authority Lease Revenue, Multiple Facilities Projects, Revenue Bonds, Ser. K, AMBAC Insured, 5.00%, 5/15/25	855,000	888,259	1.3%
Miami-Dade County Florida Double Barreled Aviation, General Obligation Unlimited, 5.00%, 7/1/27	750,000	863,595	1.3%
Saint Joseph County Indiana Educational Facilities Revenue, University of Notre Dame Du Lac Project, Revenue Bonds, 5.00%, 3/1/36	750,000	802,927	1.2%
Harris County Texas, Revenue Bonds, Senior Lien-Toll Road, Ser. A, 5.00%, 8/15/32	670,000	757,066	1.1%
Valdosta & Lowndes County Hospital Authority, Revenue Bonds, South Medical Center Project, Ser. B, County Guaranteed Insured, 5.00%, 10/1/41	630,000	718,042	1.1%
California State, General Obligation Unlimited, 5.00%, 2/1/38	565,000	672,582	1.0%
Massachusetts Health & Educational Facilities Authority Revenue, Revenue Bonds, Tufts University, Ser. M, 5.50%, 2/15/27	500,000	672,440	1.0%
Pennsylvania Higher Educational Facilities Authority, State System of Higher Education, Revenue Bonds, Ser. AS, 5.00%, 6/15/28	500,000	628,470	0.9%
Metropolitan Transportation Authority, New York, Revenue Bonds, Subser. C-1, 5.00%, 11/15/34	500,000	619,915	0.9%
Asset Allocation – Percentage of Net Assets

Cash & Other Assets - Net 1.0%
Long-Term Municipal Securities 99.0%

Sector Weightings – Percentage of Total Investment Securities*
*
Sector weightings exclude short-term investments.

The Value Line Tax Exempt Fund, Inc.
Portfolio Highlights at June 30, 2016 (unaudited) (continued)

Quality Diversification – Credit Quality Expressed as a Percentage of Net Assets as of 6/30/16
Percentage of Fund’s Investments
Aaa/AAA	12.8%
Aa1/AA+	23.5%
Aa2/AA	22.4%
Aa3/AA-	15.9%
A1/A+	9.3%
A2/A	9.1%
A3/A-	4.5%
Baa1	0.8%
NR	0.7%
Total Investments	99.0%
Cash and other assets in excess of liabilities	1.0%
Total Net Assets	100.0%
Source:
Moody’s ratings, defaulting to S&P when not rated.

Credit quality is subject to change.

The Value Line Tax Exempt Fund, Inc.
Schedule of Investments (unaudited)

Principal Amount		Rating	Value
LONG-TERM MUNICIPAL SECURITIES (99.0%)
	ALABAMA (0.5%)
$310,000	University of Alabama (The), Revenue Bonds, Ser. A, 4.50%, 10/1/40	Aa2	$346,437
	ALASKA (0.3%)
	North Slope Boro Alaska, General Obligation Unlimited:
130,000	Prerefunded, Ser. A, NATL-RE Insured, 5.00%, 6/30/17	Aa2	135,734
70,000	Unrefunded, Ser. A, NATL-RE Insured, 5.00%, 6/30/17	Aa2	73,088
			208,822
	ARIZONA (1.0%)
150,000	Arizona State Transportation Board Highway Revenue, Revenue Bonds, Ser. A, 5.00%, 7/1/38	Aa2	179,556
250,000	City of Scottsdale Arizona, General Obligation Unlimited, Project 2004-Preserve Acquisition, 3.00%, 7/1/30	Aaa	264,947
200,000	Yuma Municipal Property Corp., Revenue Bonds, Senior Lien, 5.00%, 7/1/27	A1	252,312
			696,815
	ARKANSAS (0.8%)
500,000	Arkansas State Water, Waste Disposal and Pollution, General Obligation Unlimited, Extraordinary Redemption Provision, Ser. A, 4.00%, 7/1/26	Aa1	557,880
	CALIFORNIA (15.5%)
150,000	Berkeley Joint Powers Financing Authority, Revenue Bonds, 5.00%, 10/1/20	AA*	173,882
100,000	California Educational Facilities Authority, Revenue Bonds, Pepperdine University, 5.00%, 9/1/33	Aa3	121,403
250,000	California Health Facilities Financing Authority, Revenue Bonds, Lucile Packard Children’s Hospital, Ser. B, 5.00%, 8/15/26	Aa3	304,682
270,000	California Health Facilities Financing Authority, Revenue Bonds, Scripps Health, Ser. A, 4.50%, 11/15/35	Aa3	303,207
225,000	California State Department of Water Resources Center Valley Project Water System, Ser. AG, Refunding Revenue Bonds, 4.38%, 12/1/29	Aa1	251,563
	California State Public Works Board, Revenue Bonds:
500,000	Department of Corrections and Rehabilitation, 5.00%, 6/1/27	A1	604,730
200,000	Ser. H, 5.00%, 12/1/24	A1	256,230
	California State, General Obligation Unlimited:
565,000	5.00%, 2/1/38	Aa3	672,582
500,000	5.25%, 11/1/40	Aa3	589,245
250,000	City of Pasadena, California Certificate of Participation, Ser. C, 4.75%, 2/1/38	AA+*	266,325
250,000	Cupertino Union School District, General Obligation Unlimited, Election 2012, Ser. C, 4.00%, 8/1/40	Aa1	287,330
500,000	Dry Creek California Joint Elementary School District, General Obligation Unlimited, Capital Appreciation Election 2008, AGM Insured, 0.00%, 8/1/30(1)	A2	332,185
300,000	Golden State Tobacco Securitization Corp., Asset-Backed Bonds, Ser. A, 5.00%, 6/1/32	A1	372,906
230,000	Inglewood Unified School District, School Facilities Financing Authority, Revenue Bonds, AGM Insured, 5.25%, 10/15/21	A2	277,086
150,000	Long Beach Community College District, General Obligation Unlimited, Ser. B, 3.00%, 8/1/32	Aa2	153,849
	Los Angeles County Metropolitan Transportation Authority, Refunding Revenue Bonds, Proposition C:
60,000	Senior Ser. B, 5.00%, 7/1/22	Aa2	73,793
75,000	Senior Ser. C, 5.00%, 7/1/21	AA+*	89,888
200,000	Los Angeles County Public Works Financing Authority, Lease Revenue, Revenue Bonds, Ser. D, 4.00%, 12/1/40	A1	223,610
	Metropolitan Water District of Southern California, Refunding Revenue Bonds:
330,000	Ser. C, 4.00%, 10/1/22	Aa1	379,302
60,000	Ser. F, 5.00%, 7/1/28	Aa1	73,362
225,000	Napa Valley Unified School District, General Obligation Unlimited, Ser. A, 5.00%, 8/1/28	Aa2	296,010
50,000	Sacramento City Financing Authority, Revenue Bonds, Master Lease Program Facilities, Ser. E, AMBAC Insured, 5.25%, 12/1/24(2)	A2	64,587
150,000	Sacramento Municipal Utility District, Revenue Bonds, Ser. A, 5.00%, 8/15/41	Aa3	182,743
250,000	San Diego County Regional Transportation Commission, Revenue Bonds, Ser. A, 5.00%, 4/1/42	Aa2	295,480
150,000	San Diego Public Facilities Financing Authority Water Revenue, Revenue Bonds, Ser. A, 5.25%, 8/1/38	Aa2	164,454
See Notes to Financial Statements.

Schedule of Investments (continued)

Principal Amount		Rating	Value
LONG-TERM MUNICIPAL SECURITIES (99.0%) (continued)
	CALIFORNIA (15.5%) (continued)
$150,000	San Francisco Bay Area Rapid Transit District, General Obligation Unlimited, Election 2004, Ser. D, 4.00%, 8/1/24	Aaa	$182,703
200,000	San Jose Unified School District Santa Clara Country, General Obligation Unlimited, Election 2012, Ser. A, 3.80%, 8/1/37	Aa1	215,948
130,000	San Marcos Redevelopment Agency Successor Agency, Tax Allocation, Refunding Bonds, Ser. A, 5.00%, 10/1/25	AA-*	168,422
855,000	Santa Clara County California Financing Authority Lease Revenue, Multiple Facilities Projects, Revenue Bonds, Ser. K, AMBAC Insured, 5.00%, 5/15/25(2)	A1	888,259
150,000	Santa Monica Public Financing Authority, Lease Revenue Bonds, Ser. A, 4.00%, 6/1/18	Aa2	159,590
220,000	Southern California Public Power Authority, Mead-Adelanto Project, Authority Interest, Revenue Bonds, Ser. A, 5.00%, 7/1/29	Aa2	284,352
200,000	State of California, General Obligation Unlimited, 4.00%, 3/1/25	Aa3	241,018
	State of California, General Obligation Unlimited, Refunding Bonds:
300,000	5.00%, 11/1/23	Aa3	379,539
105,000	5.00%, 2/1/24	Aa3	127,444
250,000	5.25%, 2/1/29	Aa3	304,092
	State of California, General Obligation Unlimited, Various Purpose Bonds:
115,000	5.00%, 11/1/23	Aa3	145,490
250,000	5.00%, 9/1/41	Aa3	294,180
150,000	University of California Limited Project, Revenue Bonds, Ser. G, 5.00%, 5/15/37	Aa3	177,199
150,000	University of California, Revenue Bonds, Ser. I, 5.00%, 5/15/28	Aa3	191,361
			10,570,031
	COLORADO (0.9%)
500,000	University of Colorado, Enterprise Revenue Bonds, 5.00%, 6/1/30	Aa2	596,830
	CONNECTICUT (0.8%)
200,000	Connecticut Housing Finance Authority, Revenue Bonds, Subser. C-1, 3.75%, 11/15/35	Aaa	210,744
250,000	South Central Connecticut Regional Water Authority, Revenue Bonds, Twenty-Seventh Series, General Obligation of Authority Insured, 5.00%, 8/1/27	Aa3	304,830
			515,574
	DELAWARE (0.3%)
200,000	University of Delaware Revenue, Revenue Bonds, Ser. B, 4.00%, 11/1/19	AA+*	221,164
	DISTRICT OF COLUMBIA (0.2%)
100,000	District of Columbia Income Tax Secured Revenue, Revenue Bonds, Ser. G, 5.00%, 12/1/36	Aa1	118,748
	FLORIDA (6.0%)
395,000	Cape Coral Florida Utility Special Assessment, Southwest 4 Area, NATL-RE Insured, 4.50%, 7/1/18	A2	407,352
140,000	Central Florida Expressway Authority, Revenue Bonds, Ser. A, 4.00%, 7/1/37	A2	158,721
250,000	City of Cape Coral, Florida Water & Sewer Revenue, Revenue Bonds, Ser. A, AGM Insured, 5.00%, 10/1/23	A1	295,525
250,000	City of Jacksonville, Florida Special Revenue, Revenue Bonds, Ser. A, 5.25%, 10/1/30	Aa3	297,492
125,000	City of Tampa, Florida Baycare Health System, Revenue Bonds, Ser. A, 5.00%, 11/15/24	Aa2	150,999
	County of Palm Beach, Florida Public Improvement, Revenue Bonds, Ser. D:
250,000	5.00%, 12/1/40	Aa1	311,180
125,000	5.00%, 12/1/45	Aa1	154,988
240,000	County of State Lucie, Florida Sales Tax Revenue, Refunding Revenue Bonds, Ser. A, AGM Insured, 5.00%, 10/1/24	A2	296,587
75,000	Hillsborough County Industrial Development Authority, Hospital Revenue Refunding Bonds, Tampa General Hospital Project, Ser. A, 5.00%, 10/1/20	A3	86,629
300,000	Miami-Dade County Expressway Authority, Revenue Bonds, Ser. A, 5.00%, 7/1/23	A2	371,820
750,000	Miami-Dade County Florida Double Barreled Aviation, General Obligation Unlimited, 5.00%, 7/1/27	Aa2	863,595
325,000	Orange County Health Facilities Authority, Revenue Bonds, Ser. A, 5.00%, 10/1/39	A2	396,100
250,000	State of Florida, Department of Transportation, General Obligation Unlimited, 5.00%, 7/1/22	Aa1	299,897
			4,090,885
See Notes to Financial Statements.

June 30, 2016

Principal Amount		Rating	Value
LONG-TERM MUNICIPAL SECURITIES (99.0%) (continued)
	GEORGIA (3.1%)
$150,000	Augusta Georgia Water & Sewerage Revenue, Revenue Bonds, 4.00%, 10/1/28	A1	$168,674
500,000	City of Atlanta, Georgia Water & Wastewater Revenue, Revenue Bonds, Ser. B, AGM Insured, 5.25%, 11/1/34	Aa3	563,330
	Metropolitan Atlanta Rapid Transit Authority, Revenue Bonds, 3rd Ser.:
125,000	5.25%, 7/1/36	Aa2	140,440
500,000	Ser. A, 4.00%, 7/1/36	Aa2	547,700
630,000	Valdosta & Lowndes County Hospital Authority, Revenue Bonds, South Medical Center Project, Ser. B, County Guaranteed Insured, 5.00%, 10/1/41	Aa2	718,042
			2,138,186
	GUAM (0.5%)
	Guam Power Authority, Revenue Bonds, Ser. A, AGM Insured:
150,000	5.00%, 10/1/20	A2	174,170
120,000	5.00%, 10/1/39	A2	144,824
			318,994
	HAWAII (1.0%)
485,000	City & County Honolulu Hawaii Wastewater System Revenue, Revenue Bonds, Senior Ser. A, 5.25%, 7/1/36	Aa2	570,937
100,000	City & County Honolulu Hawaii, General Obligation Unlimited, Ser. A, 5.00%, 10/1/38	Aa1	124,269
			695,206
	IDAHO (0.9%)
250,000	Idaho Housing & Finance Association, Grant & Revenue Anticipation Bonds, Federal Highway - A, 5.00%, 7/15/29	A2	291,653
250,000	Idaho State Building Authority, Revenue Bonds, 5.00%, 9/1/40	Aa2	299,740
			591,393
	ILLINOIS (2.7%)
100,000	Cook County Forest Preserve District, General Obligation Unlimited, Ser. C, 5.00%, 12/15/37	A2	112,697
200,000	Cook County, General Obligation Unlimited, Ser. C, 4.25%, 11/15/19	A2	218,170
250,000	Illinois Finance Authority, Revenue Bonds, Loyola University of Chicago, Ser. B, 5.00%, 7/1/26	A2	294,240
150,000	Illinois State Toll Highway Authority, Revenue Bonds, Ser. C, 5.00%, 1/1/37	Aa3	180,090
190,000	Kane Kendall Etc Counties Community College District No. 516, General Obligation Unlimited, Ser. A, 5.00%, 12/15/20	Aa1	222,357
100,000	Metropolitan Water Reclamation District of Greater Chicago, General Obligation Unlimited, Ser. A, 5.00%, 12/1/44	AA+*	120,134
500,000	Northern Illinois Municipal Power Agency, Revenue Bonds, Prairie State Project, Ser. A, NATL-RE Insured, 5.00%, 1/1/20	A2	529,060
150,000	University of Illinois, Revenue Bonds, Auxiliary Facilities System, Ser. A, 5.00%, 4/1/17	Aa3	154,774
			1,831,522
	INDIANA (1.2%)
750,000	Saint Joseph County Indiana Educational Facilities Revenue, University of Notre Dame Du Lac Project, Revenue Bonds, 5.00%, 3/1/36	Aaa	802,927
	IOWA (0.9%)
50,000	Iowa Finance Authority, Health Care Facility, Genesis Health System, Revenue Bonds, 5.00%, 7/1/22	A1	60,522
500,000	Iowa Finance Authority, State Revolving Fund, Revenue Bonds, 3.38%, 8/1/29	Aaa	535,255
			595,777
	KANSAS (0.7%)
500,000	Johnson County Kansas Unified School District No. 512 Shawnee Mission, General Obligation Unlimited, Ser. A, 4.50%, 10/1/27	Aaa	505,305
	KENTUCKY (0.7%)
450,000	Kentucky State Turnpike Authority Economic Development Road Revenue, Revenue Bonds, Revitalization Projects, Ser. A, 5.00%, 7/1/19	Aa2	503,258
See Notes to Financial Statements.

Schedule of Investments (continued)

Principal Amount		Rating	Value
LONG-TERM MUNICIPAL SECURITIES (99.0%) (continued)
	LOUISIANA (1.4%)
	Louisiana Local Government Environmental Facilities & Community Development Authority, Revenue Bonds:
$300,000	City of Bossier City, 5.00%, 11/1/26	Aa3	$381,411
250,000	Parish of East Baton Rouge Road Improvements, 5.00%, 8/1/24	Aa3	302,640
145,000	State of Louisiana Gasoline & Fuels Tax Revenue, Revenue Bonds, Ser. C-1, 5.00%, 5/1/30	Aa3	177,854
85,000	State of Louisiana Highway Improvement Revenue, Revenue Bonds, Ser. A, 5.00%, 6/15/28	A1	106,161
			968,066
	MAINE (0.9%)
225,000	Maine Municipal Bond Bank, Revenue Bonds, Ser. D, 4.00%, 11/1/20	AA+*	253,467
200,000	Maine State Health & Higher Educational Facilities Authority Revenue, Refunding Revenue Bonds, Colby College, Ser. A, 5.00%, 7/1/39	Aa2	243,838
100,000	Maine Turnpike Authority, Revenue Bonds, Ser. A, 5.00%, 7/1/37	Aa3	118,319
			615,624
	MASSACHUSETTS (4.2%)
245,000	Martha’s Vineyard Land Bank, Revenue Bonds, AMBAC Insured, 4.25%, 5/1/36(2)	A-*	248,763
500,000	Massachusetts Bay Transportation Authority, Revenue Assessment Bonds, Ser. A, 4.00%, 7/1/37	Aa1	547,405
	Massachusetts Development Finance Agency:
500,000	Harvard University, Revenue Bonds, Ser. B-2, 5.25%, 2/1/34	Aaa	592,690
75,000	Partners Healthcare, Revenue Bonds, Ser. L, 5.00%, 7/1/36	Aa3	88,200
250,000	Massachusetts Health & Educational Facilities Authority Revenue, Revenue Bonds, Harvard University, Ser. A, 5.00%, 12/15/30	Aaa	288,548
500,000	Massachusetts Health & Educational Facilities Authority Revenue, Revenue Bonds, Tufts University, Ser. M, 5.50%, 2/15/27	Aa2	672,440
250,000	Massachusetts School Building Authority Sales Tax Revenue, Revenue Bonds, Senior Ser. B, 5.00%, 10/15/41	Aa2	297,017
115,000	Town of Nantucket, Massachusetts Municipal Purpose Loan, General Obligation Limited, 4.13%, 2/15/24	Aa1	120,997
			2,856,060
	MICHIGAN (0.2%)
145,000	Michigan Finance Authority, State Revolving Fund Revenue, Clean Water, Refunding Revenue Bonds, 5.00%, 10/1/20	AAA*	169,914
	MINNESOTA (0.3%)
150,000	State of Minnesota Public Facilities Authority Revenue, Refunding Revenue Bonds, Ser. B, 5.00%, 3/1/28	Aaa	196,670
	MISSISSIPPI (0.5%)
300,000	Mississippi Hospital Equipment & Facilities Authority, Revenue Bonds, Forest County General Hospital, 5.25%, 1/1/28	A2	333,579
	MISSOURI (0.3%)
150,000	Metropolitan State Louis Sewer District, Waste Water System Improvement, Refunding Revenue Bonds, Ser. B, 5.00%, 5/1/31	Aa1	190,449
	NEBRASKA (0.9%)
285,000	Central Plains Energy Project, Revenue Bonds, Project No. 3, 5.00%, 9/1/21	A3	329,377
250,000	University of Nebraska, Lincoln Student, Revenue Bonds, 4.00%, 7/1/33	Aa1	276,065
			605,442
	NEVADA (0.4%)
250,000	City of Henderson, Nevada Refunding, General Obligation Limited, 4.00%, 6/1/31	Aa2	279,660
	NEW HAMPSHIRE (0.8%)
500,000	New Hampshire State, General Obligation Unlimited, Ser. B, 4.00%, 2/1/30	Aa1	562,165
	NEW JERSEY (3.8%)
100,000	New Jersey Institute of Technology, Revenue Bonds, Ser. A, General Obligation of Institution Insured, 5.00%, 7/1/42	A1	119,197
See Notes to Financial Statements.

June 30, 2016

Principal Amount		Rating	Value
LONG-TERM MUNICIPAL SECURITIES (99.0%) (continued)
	NEW JERSEY (3.8%) (continued)
$1,000,000	New Jersey State Educational Facilities Authority Revenue, Revenue Bonds, Princeton University, Ser. B, 5.00%, 7/1/35	Aaa	$1,176,270
	New Jersey State Health Care Facilities Financing Authority, Revenue Bonds:
245,000	Hospital Asset Transformation, Ser. A, 5.25%, 10/1/18	A3	263,402
150,000	Ser. A, 4.00%, 7/1/26	A3	165,285
	New Jersey State Transportation Trust Fund Authority, Revenue Bonds, Transportation System:
245,000	Ser. A, AMBAC Insured, 4.75%, 12/15/37(2)	A3	255,033
250,000	Ser. B, 5.00%, 6/15/18	A3	265,805
	New Jersey State Turnpike Authority, Revenue Bonds:
165,000	Ser. A, 5.00%, 1/1/29	A3	198,402
100,000	Ser. F, 5.00%, 1/1/35	A3	119,284
			2,562,678
	NEW MEXICO (0.6%)
140,000	County of Santa Fe New Mexico Gross Receipts Tax Revenue, Revenue Bonds, Ser. A, 4.00%, 6/1/20	Aa3	156,169
200,000	State of New Mexico, Severance Tax Permanent Fund, Revenue Bonds, Ser. A, 5.00%, 7/1/24	Aa2	252,864
			409,033
	NEW YORK (9.7%)
150,000	County of Saratoga, New York Public Improvement Bonds, General Obligation Unlimited, Ser. A, 4.00%, 7/15/21	Aa2	159,759
400,000	County of Westchester, General Obligation Unlimited, Ser. B, 3.00%, 6/1/21	Aa1	426,040
400,000	Housing Finance Agency, Revenue Bonds, Ser. A, 5.00%, 3/15/39	Aa1	440,716
110,000	Long Island Power Authority, Revenue Bonds, Ser. B, 5.00%, 9/1/23	Baa1	133,518
	Metropolitan Transportation Authority, New York:
200,000	Revenue Bonds, Ser. A, AGM Insured, 5.00%, 11/15/36	A1	236,654
500,000	Revenue Bonds, Subser. C-1, 5.00%, 11/15/34	A1	619,915
	New York State Dormitory Authority, Revenue Bonds:
65,000	Albany Medical Center, Ser. A-1, AGM/FHA Insured, 5.00%, 8/15/18	A2	65,254
100,000	Barnard College, Ser. A, 5.00%, 7/1/30	A1	125,541
100,000	Cornell University, Ser. A, 5.00%, 7/1/40	Aa1	114,999
50,000	Memorial Sloan-Kettering Cancer Center, 5.00%, 7/1/25	Aa3	60,207
500,000	State Personal Income Tax Education, Ser. B, 5.00%, 3/15/28	Aa1	554,235
150,000	State Personal Income Tax Revenues General Purpose, Ser. A, 4.50%, 3/15/35	Aa1	167,625
250,000	State Personal Income Tax Revenues General Purpose, Ser. A, 5.00%, 2/15/23	Aa1	309,987
150,000	State Personal Income Tax Revenues, Ser. B, Group C, 5.00%, 2/15/38	Aa1	184,017
300,000	New York State Environmental Facilities Corp., Revenue Bonds, Ser. A, 5.00%, 12/15/16	Aa1	306,228
	New York State Environmental Facilities Corp., Revolving Funds Revenue Bonds:
500,000	Ser. B, 5.00%, 6/15/28	Aaa	541,760
125,000	Ser. C, 4.13%, 6/15/22	Aaa	128,940
	New York State Urban Development Corp., State Personal Income Tax Revenue:
250,000	Revenue Bonds, Ser. A, 5.00%, 3/15/28	Aa1	322,055
150,000	Revenue Bonds, Ser. C, 5.00%, 12/15/17	Aa1	159,618
	New York State, General Obligation Unlimited:
150,000	Fiscal 2015, Ser. A, 5.00%, 8/1/26	Aa2	189,804
65,000	Prerefunded Fiscal 2008, Subser. C-1, AGM Insured, 5.00%, 10/1/24	Aa2	68,450
285,000	Prerefunded Fiscal 2008, Subser. C-1, AGM Insured, 5.00%, 10/1/24	Aa2	300,735
100,000	Port Authority of New York & New Jersey, Consolidated Bonds, Revenue Bonds, One Hundred Seventy-First Series, 4.00%, 7/15/38	Aa3	109,233
100,000	Port Authority of New York & New Jersey, Consolidated Bonds, Revenue Bonds, One Hundred Sixty-Sixth Series, General Obligation of Authority Insured, 5.00%, 7/15/33	Aa3	116,738
325,000	Port Authority of New York & New Jersey, Revenue Bonds, 194th Series, 5.00%, 10/15/41	Aa3	401,086
See Notes to Financial Statements.

Schedule of Investments (continued)

Principal Amount		Rating	Value
LONG-TERM MUNICIPAL SECURITIES (99.0%) (continued)
	NEW YORK (9.7%) (continued)
	Triborough Bridge & Tunnel Authority, Revenue Bonds:
$250,000	FSA-CR AGM-CR MBIA Insured, 5.50%, 11/15/19	A1	$290,410
100,000	Unrefunded, Ser. C, 5.00%, 11/15/19	Aa3	110,448
			6,643,972
	NEW YORK CITY (6.6%)
250,000	City of New York, General Obligation Unlimited, Fiscal 2012, Ser. A-1, 5.00%, 8/1/32	Aa2	296,068
250,000	Housing Development Corp., Revenue Bonds, Ser. D-1-B, 4.20%, 5/1/37	Aa2	265,825
	Municipal Water Finance Authority, Water and Sewer System Revenue, Revenue Bonds:
250,000	Ser. DD, 4.50%, 6/15/38	Aa1	267,165
100,000	Ser. DD, 5.00%, 6/15/34	Aa1	122,599
65,000	Ser. EE, 5.00%, 6/15/45	Aa1	78,854
60,000	Ser. FF, 5.00%, 6/15/45	Aa1	71,174
	Municipal Water Finance Authority, Water and Sewer System Revenue, Second General Resolution Revenue Bonds:
200,000	Ser. GG-1, 5.00%, 6/15/39	Aa1	223,788
150,000	Ser. GG-1, 5.25%, 6/15/32	Aa1	169,686
500,000	New York City Municipal Water Finance Authority, Water and Sewer Second General Resolution Fiscal 2008, Revenue Bonds, Ser. DD, 4.75%, 6/15/36	Aa1	518,795
	New York City Transitional Finance Authority Future Tax Secured Revenue, Revenue Bonds:
300,000	Fiscal 2011, Ser. D, 5.00%, 2/1/35	Aa1	350,364
150,000	Subordinated Future Tax Secured, Ser. A, 5.00%, 5/1/30	Aa1	167,496
120,000	Subordinated Future Tax Secured, Subser. A-1, 5.00%, 8/1/26	Aa1	154,055
200,000	Subser. A-1, 5.00%, 8/1/31	Aa1	251,038
200,000	Subser. B-1, 5.00%, 8/1/39	Aa1	245,762
250,000	Subser. E-1, 5.00%, 2/1/32	Aa1	318,125
135,000	Subser. E-1, 5.00%, 2/1/40	Aa1	167,770
160,000	Subser. F-1, 5.00%, 5/1/23	Aa1	198,931
135,000	Unrefunded, Ser. B, 5.00%, 11/1/23	Aa1	139,984
200,000	Transitional Finance Authority, Building Aid Revenue Bonds, Fiscal 2012, Subser. S-1A, State Aid Withholding Insured, 4.00%, 7/15/21	Aa2	228,320
250,000	Trust for Cultural Resources Revenue, Refunding Bonds, Museum of Modern Art, Ser. 1A, 5.00%, 4/1/28	Aa2	272,805
			4,508,604
	NORTH CAROLINA (3.0%)
305,000	Nash Health Care Systems Health Care Facilities Revenue, Revenue Bonds, 4.50%, 11/1/37	A-*	329,314
385,000	North Carolina Medical Care Commission, Refunding Revenue Bonds, Wakemed, Ser. A, 4.13%, 10/1/38	A2	414,406
300,000	North Carolina Medical Care Commission, Revenue Bonds, Duke University Health System, Ser. A, 5.00%, 6/1/42	Aa2	353,118
85,000	North Carolina Medical Care Commission, Revenue Bonds, Wake Forest Baptist Obligated Group, Ser. B, 5.00%, 12/1/24	A2	103,238
	Raleigh Durham Airport Authority, Revenue Bonds:
195,000	Ser. A, 5.00%, 5/1/36	Aa3	221,415
250,000	Ser. B-1, 5.00%, 11/1/28	Aa3	286,320
315,000	State of North Carolina Capital Improvement Obligation, Revenue Bonds, Ser. C, 3.50%, 5/1/27	Aa1	338,430
			2,046,241
	NORTH DAKOTA (0.8%)
290,000	City of Fargo, North Dakota, Improvement Refunding Bonds, General Obligation Unlimited, Ser. E, 5.00%, 5/1/25	Aa1	367,552
135,000	North Dakota Public Finance Authority, State Revolving Fund Program, Revenue Bonds, Ser. A, 5.00%, 10/1/26	Aaa	160,847
			528,399
	OHIO (2.2%)
200,000	City of Akron, Ohio Community Learning Centers, Refunding Revenue Bonds, Ser. A, 5.00%, 12/1/28	AA+*	243,448
250,000	City of Cleveland, Ohio Water Pollution Control, Green Bonds, Revenue Bonds, 5.00%, 11/15/45	Aa3	303,102
See Notes to Financial Statements.

June 30, 2016

Principal Amount		Rating	Value
LONG-TERM MUNICIPAL SECURITIES (99.0%) (continued)
	OHIO (2.2%) (continued)
$325,000	Cleveland Department of Public Utilities Division of Water Revenue, Revenue Bonds, Senior Lien Ser. X, 3.63%, 1/1/37	Aa1	$341,380
150,000	Columbus Ohio Metropolitan Library Special Obligation, Revenue Bonds, Ser. 1, 5.00%, 12/1/23	Aa2	174,555
250,000	Country of Franklin, Ohio Hospital Facilities Revenue, Revenue Bonds, 5.00%, 5/15/45	Aa2	301,008
150,000	Ohio State Water Development Authority Revenue, Revenue Bonds, Water Pollution Control Loan-C, 5.00%, 12/1/18	Aaa	165,573
			1,529,066
	OKLAHOMA (0.4%)
250,000	Oklahoma Capital Improvement Authority, Revenue Bonds, 5.00%, 10/1/23	AA*	297,375
	OREGON (1.2%)
150,000	Oregon State Department of Administrative Services Lottery Revenue, Revenue Bonds, Ser. D, 5.00%, 4/1/28	Aa2	191,145
500,000	Oregon State, General Obligation Unlimited, Refunding Revenue Bonds, Ser. N, 5.00%, 12/1/21	Aa1	604,360
			795,505
	PENNSYLVANIA (4.7%)
500,000	Centennial School District Bucks County, General Obligation Limited, Ser. A, State Aid Withholding Insured, 5.00%, 12/15/34	Aa2	584,510
200,000	Central Bradford Progress Authority, Guthrie Healthcare System, Revenue Bonds, 5.00%, 12/1/31	AA-*	232,678
495,000	City of Philadelphia Pennsylvania, General Obligation Unlimited, Refunding Bonds, Ser. A, AGM Insured, 5.25%, 12/15/32	A2	541,174
300,000	Delaware Valley Regional Finance Authority, Permanently Fixed Revenue Bonds, AMBAC Insured, 5.50%, 8/1/18(2)	A1	326,049
500,000	Pennsylvania Higher Educational Facilities Authority, State System of Higher Education, Revenue Bonds, Ser. AS, 5.00%, 6/15/28	Aa3	628,470
100,000	Pennsylvania Infrastructure Investment Authority, Revenue Bonds, Ser. A, 4.00%, 5/15/32	AAA*	114,699
300,000	Pittsburgh Public Schools, General Obligation Limited, Ser. B, State Aid Withholding Insured, 4.00%, 9/1/22	Aa3	334,893
	University of Pittsburgh-of the Commonwealth System of Higher Education, Capital Project Revenue Bonds, Ser. B:
100,000	5.00%, 9/15/19	Aa1	112,178
50,000	5.00%, 9/15/31	Aa1	55,413
225,000	York County Pennsylvania, General Obligation Unlimited, 4.75%, 3/1/36	AA*	254,668
			3,184,732
	RHODE ISLAND (0.4%)
250,000	Rhode Island State & Providence Plantations, General Obligation Unlimited, Consolidated Capital Development Loan, Ser. C, NATL-RE Insured, 5.00%, 11/15/16	Aa2	254,230
	SOUTH CAROLINA (2.1%)
500,000	Charleston County South Carolina, Capital Improvement Transportation Sales Tax, General Obligation Unlimited, State Aid Withholding Insured, 4.00%, 11/1/29	Aaa	566,240
350,000	Charleston South Carolina Waterworks & Sewer Revenue, Refunding and Capital Improvement Revenue Bonds, 5.00%, 1/1/35	Aaa	413,014
195,000	South Carolina Jobs-Economic Development Authority, Refunding and Improvement Revenue Bonds, Palmetto Health, 5.75%, 8/1/39	Baa1	214,011
250,000	South Carolina Jobs-Economic Development Authority, Revenue Bonds, Georgetown Hospital, Ser. B, 3.50%, 2/1/25	A3	251,915
			1,445,180
	TENNESSEE (0.6%)
250,000	Shelby County Health Educational & Housing Facilities Board, Revenue Bonds, Methodist Le Bonheur Healthcare, 5.00%, 5/1/42	A1	282,865
85,000	Tennessee Housing Development Agency, Revenue Bonds, Ser. 1C, 3.05%, 1/1/24	Aa1	93,176
			376,041
See Notes to Financial Statements.

Schedule of Investments (continued)

Principal Amount		Rating	Value
LONG-TERM MUNICIPAL SECURITIES (99.0%) (continued)
	TEXAS (9.0%)
$325,000	Arlington Texas, Special Tax, 5.00%, 8/15/28	A1	$352,687
65,000	City of Austin Texas, Water & Wastewater System Revenue, Revenue Bonds, 5.00%, 11/15/32	Aa2	76,839
160,000	City of Corpus Christi, Texas General Improvement Bonds, 5.00%, 3/1/24	Aa2	201,109
100,000	City of Dallas, Unrefunded General Obligation Limited, Refunding Bonds, 5.00%, 2/15/23	Aa2	121,131
160,000	City of El Paso Texas, Water & Sewer Revenue, Improvement Refunding Revenue Bonds, Ser. A, 5.00%, 3/1/23	AA+*	193,181
65,000	City of Houston Texas, Combined Utility System Revenue, Revenue Bonds, Ser. D, 5.00%, 11/15/42	AA*	78,298
	City of Houston, Texas Public Improvement, General Obligation Limited:
135,000	5.00%, 3/1/25	**	149,616
15,000	5.00%, 3/1/25	Aa3	16,609
70,000	City of Lubbock, Texas Certificates of Obligation, Waterworks System, General Obligation Limited, 5.00%, 2/15/23	Aa2	86,533
200,000	City of San Antonio Texas, Water System Revenue, Junior Lien, Refunding Revenue Bonds, Ser. B, 5.00%, 5/15/32	Aa2	249,856
275,000	Dallas Area Rapid Transit, Revenue Bonds, Ser. A, 5.00%, 12/1/36	Aa2	342,565
250,000	Fort Worth Independent School District, School Building, General Obligation Unlimited, PSF-GTD Insured, 5.00%, 2/15/20	Aa1	287,175
670,000	Harris County Texas, Revenue Bonds, Senior Lien-Toll Road, Ser. A, 5.00%, 8/15/32	Aa2	757,066
200,000	Harris County, Texas Unlimited Tax Road, General Obligation Unlimited, Ser. A, 5.00%, 10/1/28	Aaa	256,774
	Leander Independent School District, Prefunded Bonds, General Obligation Unlimited:
1,305,000	PSF-GTD Insured,0.00%, 8/15/41(1)	**	312,143
195,000	PSF-GTD Insured,0.00%, 8/15/41(1)	AAA*	46,445
	Lower Colorado River Authority, Revenue Bonds:
250,000	Ser. A, 5.00%, 5/15/31	A1	299,188
250,000	Ser. B, 5.00%, 5/15/23	A2	306,048
135,000	North Fort Bend Water Authority, Revenue Bonds, AGM Insured, Ser. A, 3.00%, 12/15/19	A2	144,266
200,000	Olmos Park Higher Education Facilities Corp., Refunding Revenue Bonds, University of the Incarnate Word, 5.00%, 12/1/23	A3	239,794
100,000	State of Texas, Transportation Commission, Highway Improvement, 5.00%, 4/1/25	Aaa	127,435
	State of Texas, Water Financial Assistance, General Obligation Unlimited:
150,000	Ser. A, 3.00%, 8/1/35	Aaa	157,106
250,000	Ser. B, 5.00%, 8/1/16	Aaa	250,993
275,000	Tarrant County Cultural Education Facilities Finance Corp., Revenue Bonds, Baylor Health Care System Project, Ser. A, 5.00%, 11/15/38	Aa3	324,450
300,000	Texas City Independent School District, General Obligation Unlimited, PSF-GTD Insured, 5.00%, 8/15/24	Aaa	383,337
200,000	Texas Water Development Board, Revenue Bonds, Ser. A, 5.00%, 10/15/27	AAA*	257,662
125,000	University of Texas Financing System, Revenue Bonds, Ser. D, 4.25%, 8/15/19	Aaa	138,529
			6,156,835
	VERMONT (0.8%)
200,000	Vermont Educational & Health Buildings Financing Agency, Revenue Bonds, Saint Michael’s College, 5.00%, 10/1/42	Baa1	230,018
250,000	Vermont Municipal Bond Bank, Revenue Bonds, Ser. 1, 5.00%, 12/1/29	Aa2	292,298
			522,316
	VIRGINIA (0.2%)
100,000	Virginia State Resources Authority, Revenue Bonds, Virginia Pooled Financing Program, Ser. C, 5.00%, 11/1/18	Aaa	110,043
	WASHINGTON (3.0%)
250,000	City of Seattle Washington, Limited Tax Improvement Bonds, General Obligation Limited, 4.25%, 3/1/28	Aa1	279,410
165,000	County of King Washington Refunding, General Obligation Limited, Ser. E, 5.00%, 12/1/30	Aa1	210,393
100,000	County of Pierce Washington, Sewer Revenue, Revenue Bonds, 4.00%, 8/1/37	Aa3	109,423
120,000	Energy Northwest Washington Electric Refunding-Project 3, Revenue Bonds, Ser. D, 5.00%, 7/1/16	Aa1	120,014
250,000	Port of Seattle Washington, Revenue Refunding Bonds, Ser. A, 5.00%, 8/1/33	A1	297,718
See Notes to Financial Statements.

June 30, 2016

Principal Amount		Rating	Value
LONG-TERM MUNICIPAL SECURITIES (99.0%) (continued)
	WASHINGTON (3.0%) (continued)
$200,000	Seattle Museum Development Authority, Special Obligation Refunding Bonds, Municipal Government Guaranteed, 5.00%, 4/1/26	Aa1	$251,218
350,000	Washington Health Care Facilities Authority, Revenue Bonds, Providence Health & Services, Ser. A, 4.25%, 10/1/37	Aa3	382,483
100,000	Washington State, Motor Vehicle Fuel Tax, General Obligation Unlimited, Ser. B, 5.00%, 7/1/24	Aa1	127,123
250,000	Washington State, Motor Vehicle Tax - Senior 520, General Obligation Unlimited, Ser. C, 5.00%, 6/1/32	Aa1	293,408
			2,071,190
	WEST VIRGINIA (0.3%)
175,000	West Virginia School Building Authority, Revenue Bonds, 5.00%, 7/1/17	A1	182,740
	WISCONSIN (1.3%)
150,000	City of Madison Wisconsin Water Utility Revenue, Revenue Bonds, 4.00%, 1/1/32	Aa2	163,872
165,000	Wisconsin Department of Transportation, Revenue Bonds, Ser. 2, 5.00%, 7/1/24	Aa2	202,175
200,000	Wisconsin State Health & Educational Facilities Authority, Revenue Bonds, Froedtert Health, Ser. A, 5.00%, 4/1/23	AA-*	240,042
250,000	Wisconsin State Health & Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Ser. B, 5.00%, 2/15/24	A-*	297,772
			903,861
	WYOMING (0.4%)
220,000	Laramie County Wyoming, Revenue Bonds, Cheyenne Regional Medical Center Project, 5.00%, 5/1/42	A*	248,754
	TOTAL LONG-TERM MUNICIPAL SECURITIES (99.0%) (Cost $63,477,601)		$67,460,178
	CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES (1.0%)		708,887
	NET ASSETS (100.0%)		$68,169,065
	NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER OUTSTANDING SHARE ($68,169,065 ÷ 6,637,948 shares outstanding)		$10.27

*
Rated by Moody’s Investor Service except for those marked by an asterisk (*) which are rated by Standard & Poor’s.

**
Security no longer rated by Moody’s and Standard & Poor’s.

(1)
Zero coupon bond.

(2)
In November 2010, AMBAC Financial Group, Inc. (AMBAC) filed for bankruptcy protection under Chapter 11 of the United States Bankruptcy Code.

AGM
Assured Guaranty Municipal.

AMBAC
American Municipal Bond Assurance Corporation.

FHA
Federal Housing Administration.

FSA
Financial Security Assurance.

MBIA
Municipal Bond Investors Assurance Corporation.

NATL-RE
National Public Finance Guarantee Corporation.

PSF-GTD
Permanent School Fund Guaranteed.

The following table summarizes the inputs used to value the Fund’s investments in securities as of June 30, 2016 (See Note 1B):
Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Long-Term Municipal Securities*	$—	$67,460,178	$—	$67,460,178
Total Investments in Securities	$—	$67,460,178	$—	$67,460,178
*
See Schedule of Investments for further classification.

See Notes to Financial Statements.

Statements of Assets and Liabilities
at June 30, 2016 (unaudited)

	Value Line Core Bond Fund	The Value Line Tax Exempt Fund, Inc.
Assets:
Investments in securities, at value*	$75,956,776	$67,460,178
Cash	—	76,124
Cash at broker	49,674	—
Receivable for securities sold	869,472	504,290
Interest receivable	468,062	762,819
Prepaid expenses	4,728	9,156
Receivable for securities lending income	680	—
Receivable for capital shares sold	667	—
Total Assets	77,350,059	68,812,567
Liabilities:
Payable upon return of securities on loan (Note 1G)	4,284,889	—
Payable for securities purchased	613,630	465,727
Dividends payable to shareholders	12,673	26,544
Payable for capital shares redeemed	6,917	14,227
Payable to broker - variation margin on open future contracts	1,004	—
Accrued expenses:
Advisory fee	16,000	28,142
Service and distribution plan fees	14,740	—
Directors’ fees and expenses	1,163	1,049
Legal and compliance fees	7,613	68,174
Other	44,402	39,639
Total Liabilities	5,003,031	643,502
Net Assets	$72,347,028	$68,169,065
Net assets consist of:
Capital stock, at $0.01 par value (authorized unlimited shares and 65,000,000 shares, respectively)	$47,455	$66,379
Additional paid-in capital	70,820,892	70,444,258
Undistributed/(distributions in excess of) net investment income	240,656	(20,939)
Accumulated net realized loss on investments and futures	(950,556)	(6,303,210)
Net unrealized appreciation (depreciation) of:
Investments	2,266,021	3,982,577
Futures contracts	(77,440)	—
Net Assets	$72,347,028	$68,169,065
Shares Outstanding	4,745,513	6,637,948
* Includes securities on loan of	$4,193,779	$—
Cost of investments	$73,690,755	$63,477,601
See Notes to Financial Statements.

Statements of Operations
for the Six Months Ended June 30, 2016 (unaudited)

	Value Line Core Bond Fund	The Value Line Tax Exempt Fund, Inc.
Investment Income:
Interest	$1,164,491	$1,220,465
Securities lending income	3,382	—
Total Income	1,167,873	1,220,465
Expenses:
Advisory fee	179,063	172,067
Service and distribution plan fees	89,531	86,034
Transfer agent fees	56,444	25,358
Custodian fees	34,005	27,435
Auditing and legal fees	30,620	34,052
Printing and postage	15,364	12,496
Registration and filing fees	14,740	13,854
Directors’ fees and expenses	9,350	8,927
Insurance	4,341	4,126
Tax expense	4,173	4,130
Other	1,753	700
Total Expenses Before Fees Waived (See Note 5)	439,384	389,179
Less: Service and Distribution Plan Fees Waived	—	(86,034)
Less: Advisory Fees Waived and Expenses Reimbursed	(84,840)	—
Net Expenses	354,544	303,145
Net Investment Income	813,329	917,320
Net Realized and Unrealized Gain/(Loss) on Investments and Futures:
Net Realized Gain/(Loss) From:
Investments	(110,396)	413,522
Futures contracts	36,558	—
	(73,838)	413,522
Change in Net Unrealized Appreciation/(Depreciation) of:
Investments	2,517,196	1,039,405
Futures contracts	(73,979)	—
	2,443,217	1,039,405
Net Realized Gain and Change in Net Unrealized Appreciation/(Depreciation) on Investments and Futures	2,369,379	1,452,927
Net Increase in Net Assets from Operations	$3,182,708	$2,370,247
See Notes to Financial Statements.

Statement of Changes in Net Assets

	Value Line Core Bond Fund
	Six Months Ended June 30, 2016	Year Ended December 31, 2015
	(unaudited)
Operations:
Net investment income	$813,329	$1,352,514
Net realized gain/(loss) on investments and futures	(73,838)	59,668
Change in net unrealized appreciation/(depreciation) on investments	2,443,217	(1,226,011)
Net increase in net assets from operations	3,182,708	186,171
Distributions to Shareholders from:
Net investment income	(607,780)	(1,356,570)
Total distributions	(607,780)	(1,356,570)
Share Transactions:
Proceeds from sale of shares	1,557,620	5,783,577
Proceeds from reinvestment of dividends to shareholders	540,055	1,193,509
Cost of shares redeemed	(4,399,657)	(13,029,832)
Net decrease in net assets from capital share transactions	(2,301,982)	(6,052,746)
Total increase/(decrease) in net assets	272,946	(7,223,145)
Net Assets:
Beginning of period	72,074,082	79,297,227
End of period	$72,347,028	$72,074,082
Undistributed net investment income included in net assets, at end of period	$240,656	$35,107
Capital Share Transactions:
Shares sold	103,624	386,881
Shares issued to shareholders in reinvestment of dividends	35,886	80,024
Shares redeemed	(293,884)	(874,910)
Net decrease	(154,374)	(408,005)
See Notes to Financial Statements.

Statement of Changes in Net Assets

	The Value Line Tax Exempt Fund, Inc.
	Six Months Ended June 30, 2016	Year Ended December 31, 2015
	(unaudited)
Operations:
Net investment income	$917,320	$1,970,966
Net realized gain on investments	413,522	293,194
Change in net unrealized appreciation/(depreciation) on investments	1,039,405	(541,176)
Net increase in net assets from operations	2,370,247	1,722,984
Distributions to Shareholders from:
Net investment income	(916,930)	(1,970,966)
Total distributions	(916,930)	(1,970,966)
Share Transactions:
Proceeds from sale of shares	228,502	583,401
Proceeds from reinvestment of dividends to shareholders	746,662	1,584,284
Cost of shares redeemed	(3,298,356)	(8,413,879)
Net decrease in net assets from capital share transactions	(2,323,192)	(6,246,194)
Total decrease in net assets	(869,876)	(6,494,176)
Net Assets:
Beginning of period	69,038,940	75,533,116
End of period	$68,169,065	$69,038,940
Distributions in excess of net investment income included in net assets, at end of period	$(20,939)	$(21,329)
Capital Share Transactions:
Shares sold	22,520	58,258
Shares issued to shareholders in reinvestment of dividends	73,498	157,849
Shares redeemed	(324,028)	(840,668)
Net decrease	(228,010)	(624,561)
See Notes to Financial Statements.

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:
	Income/(loss) from investment operations:					Less distributions:
	Net Asset value beginning of year	Net investment income/ (loss)	Net gains/ (losses) on securities (both realized and unrealized)	Total from investment operations	Redemption fees	Dividends from net investment income	Distributions from net realized gains	Distributions from return of capital	Total distributions
Value Line Core Bond Fund(1)
Period ended June 30, 2016(2)	$14.71	0.15	0.52	0.67	—	(0.13)	—	—	(0.13)
Year ended December 31, 2015	14.94	0.26	(0.23)	0.03	—	(0.26)	—	—	(0.26)
Year ended December 31, 2014	14.55	0.27	0.38	0.65	—	(0.26)	—	—	(0.26)
Period ended December 31, 2013(5)	15.21	0.18	(0.66)	(0.48)	—	(0.15)	—	(0.03)	(0.18)
Year ended January 31, 2013	14.76	0.78	0.45	1.23	0.00(6)	(0.78)	(0.00)(6)	—	(0.78)
Year ended January 31, 2012	14.85	0.87	(0.09)	0.78	0.00(6)	(0.87)	—	—	(0.87)
Year ended January 31, 2011	14.10	0.90	0.75	1.65	0.00(6)	(0.90)	—	—	(0.90)
*
Ratio reflects expenses grossed up for the custody credit arrangement, waiver of the advisory fees by the Adviser and the service and distribution plan fees by the Distributor. The custody credit arrangement was discontinued as of January 1, 2013.

**
Ratio reflects expenses net of the custody credit arrangement, waiver of the advisory fees by the Adviser and the service and distribution plan fees by the Distributor. The custody credit arrangement was discontinued as of January 1, 2013.

(1)
A 3 to 1 reverse stock split occurred on October 17, 2014. The 3 to 1 reverse stock split has been retroactively applied to the per share data listed above that occurred prior to October 17, 2014. Please see Note 7 for further information.

(2)
Unaudited for the six months period.

(3)
Not annualized.

(4)
Annualized.

(5)
Period from February 1, 2013 to December 31, 2013.

(6)
Amount is less than $0.01 per share.

(7)
Ratio reflects expenses grossed up for the reimbursement by Value Line, Inc. of certain expenses incurred by the Fund.

(8)
Ratio reflects expenses net of the reimbursement by Value Line, Inc. of certain expenses incurred by the Fund.

See Notes to Financial Statements.

	Less distributions:		Ratios/Supplemental Data:
	Net asset value, end of year	Total return	Net assets, end of year (in thousands)	Ratio of gross expenses to average net assets*	Ratio of net expenses to average net Assets**	Ratio of net investment income/(loss) to average net assets	Portfolio turnover rate
Value Line Core Bond Fund (1)
Period ended June 30, 2016(2)	$15.25	4.55%(3)	$72,347	1.23%(4)	0.99%(4)	2.04%(4)	19%(3)
Year ended December 31, 2015	14.71	0.22%	72,074	1.17%	0.89%	1.75%	34%
Year ended December 31, 2014	14.94	4.49%	79,297	1.26%	1.01%	1.96%	111%
Period ended December 31, 2013	14.55	(3.13)%(3)	85,045	1.30%(4)	1.15%(4)	1.17%(4)	61%(3)
Year ended January 31, 2013	15.21	8.49%	30,550	1.62%	1.32%	5.18%	103%
Year ended January 31, 2012	14.76	5.48%	32,203	1.55%	1.25%	5.95%	50%
Year ended January 31, 2011	14.85	12.01%	34,885	1.48%(7)	1.13%(8)	6.20%	42%

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:
	Income/(loss) from investment operations:					Less distributions:
	Net Asset value beginning of year	Net investment income/ (loss)	Net gains/ (losses) on securities (both realized and unrealized)	Total from investment operations	Redemption fees	Dividends from net investment income	Distributions from net realized gains	Distributions from return of capital	Total distributions
The Value Line Tax Exempt Fund, Inc.
Period ended June 30, 2016(1)	10.06	0.13	0.21	0.34	—	(0.13)	—	—	(0.13)
Year ended December 31, 2015	10.08	0.27	(0.02)	0.25	—	(0.27)	—	—	(0.27)
Period ended December 31, 2014(6)	9.87	0.22	0.21	0.43	—	(0.22)	—	—	(0.22)
Year ended February 28, 2014	10.31	0.27	(0.44)	(0.17)	—	(0.27)	—	—	(0.27)
Year ended February 28, 2013	10.14	0.26	0.17	0.43	—	(0.26)	—	—	(0.26)
Year ended February 29, 2012	9.43	0.29	0.71	1.00	—	(0.29)	—	—	(0.29)
Year ended February 28, 2011	9.60	0.33	(0.17)	0.16	—	(0.33)	—	—	(0.33)
(1)
Unaudited for the six months period.

(2)
Not annualized.

(3)
Annualized.

(4)
Ratio reflects expenses grossed up for the reimbursement by Value Line, Inc. of certain expenses incurred by the Fund.

(5)
Ratio reflects expenses net of the reimbursement by Value Line, Inc. of certain expenses incurred by the Fund.

(6)
Period from March 1, 2014 to December 31,2014.

See Notes to Financial Statements.

	Less distributions:		Ratios/Supplemental Data:
	Net asset value, end of year	Total return	Net assets, end of year (in thousands)	Ratio of gross expenses to average net assets	Ratio of net expenses to average net Assets	Ratio of net investment income/(loss) to average net assets	Portfolio turnover rate
The Value Line Tax Exempt Fund, Inc.
Period ended June 30, 2016(1)	10.27	3.45%(2)	68,169	1.13%(3)	0.88%(3)	2.67%(3)	15%(2)
Year ended December 31, 2015	10.06	2.54%	69,039	1.11%	0.86%	2.71%	6%
Period ended December 31, 2014(6)	10.08	4.38%(2)	75,533	1.19%(3)	0.86%(3)	2.61%(3)	4%(2)
Year ended February 28, 2014	9.87	(1.55)%	78,045	1.08%	0.86%	2.79%	11%
Year ended February 28, 2013	10.31	4.33%	91,124	1.24%	0.86%	2.58%	28%
Year ended February 29, 2012	10.14	10.77%	95,405	1.13%	0.86%	2.95%	24%
Year ended February 28, 2011	9.43	1.67%	76,972	1.01%(4)	0.74%(5)	3.45%	36%

Notes to Financial Statements (unaudited)

1.   Significant Accounting Policies
Value Line Core Bond Fund and The Value Line Tax Exempt Fund, Inc. (individually a “Fund” and collectively, the “Funds”) are each registered under the Investment Company Act of 1940, as amended, as diversified, open-end management investment companies. The primary investment objective of the Value Line Core Bond Fund is to maximize current income. As a secondary investment objective, the Fund will seek capital appreciation, but only when consistent with its primary objective. The primary investment objective of The Value Line Tax Exempt Fund, Inc. is to provide investors with the maximum income exempt from federal income taxes while avoiding undue risk to principal by investing primarily in investment-grade municipal securities. The Value Line Funds (the “Value Line Funds”) is a family of mutual funds that includes a wide range of solutions designed to meet virtually any investment goal and consists of a variety of equity, fixed income, and hybrid funds.
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.
(A) Security Valuation:   Securities listed on a securities exchange are valued at the closing sales prices on the date as of which the net asset value (“NAV”) is being determined. Securities traded on the National Association of Securities Dealers Automated Quotations (“NASDAQ”) Stock Market are valued at the NASDAQ Official Closing Price. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates fair value. Short-term instruments with maturities greater than 60 days at the date of purchase are valued at the midpoint between the latest available and representative asked and bid prices, and commencing 60 days prior to maturity such securities are valued at amortized cost.
Investments in shares of open-end mutual funds, including money market funds, are valued at their daily NAV which is calculated as of the close of regular trading on the NYSE (usually 4:00 P.M. Eastern Standard Time) on each day on which the NYSE is open for business. NAV per share is determined by dividing the Fund’s total net assets by the Fund’s total number of shares outstanding at the time of calculation.
The Board of Directors (the “Board”) has determined that the value of bonds and other fixed income corporate securities be calculated on the valuation date by reference to valuations obtained from an independent pricing service that determines valuations for normal institutional-size trading units of debt securities, without exclusive reliance upon quoted prices. This service takes into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data in determining valuations. Bonds and fixed income securities are valued at the evaluated bid on the date as of which the NAV is being determined. Securities, other than bonds and other fixed income securities, not priced in this manner are valued at the midpoint between the latest available and representative asked and bid prices, or when stock valuations are used, at the latest quoted sale price as of the regular close of business of the New York Stock Exchange (“NYSE”) on the valuation date.
The Board has adopted procedures for valuing portfolio securities in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Adviser. A valuation committee (the “Valuation Committee”) was established by the Board to oversee the implementation of the Funds’ valuation methods and to make fair value determinations on behalf of the Board, as instructed. The Adviser monitors the continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee. In addition, the Funds may use the fair value of a security when the closing market price on the primary exchange where the security is traded no longer reflects the value of a security due to factors affecting one or more relevant securities markets or the specific issuer.

June 30, 2016

(B) Fair Value Measurements:   The Funds follow fair valuation accounting standards (FASB ASC 820-10) which establishes a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:
•
Level 1 — Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

•
Level 2 — Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

•
Level 3 — Inputs that are unobservable.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The Funds follow the updated provisions surrounding fair value measurements and disclosures on transfers in and out of all levels of the fair value hierarchy on a gross basis and the reasons for the transfers as well as disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 of the fair value hierarchy.
For the six months ended June 30, 2016, there were no transfers between Level 1, Level 2, and Level 3 assets for each fund.
The Funds’ policy is to recognize transfers between levels at the beginning of the reporting period.
An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used.
For the six months ended June 30, 2016, there were no Level 3 investments for each fund. The Schedule of Investments includes a breakdown of the Funds’ investments by category.
(C) Futures:   The Value Line Core Bond Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies.
At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.
Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

Notes to Financial Statements (unaudited) (continued)

(D) Federal Income Taxes:   It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to regulated investment companies, as defined in applicable sections of the Internal Revenue Code, and to distribute all of their investment income and capital gains to their shareholders. Therefore, no provision for federal income tax is required.
As of June 30, 2016, and for all open tax years, management has analyzed the Funds’ tax positions taken on federal and state income tax returns, and has concluded that no provision for federal or state income tax is required in the Funds’ financial statements. The Funds’ federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and the state departments of revenue.
(E) Security Transactions and Distributions:   Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on sales of securities are calculated for financial accounting and federal income tax purposes on the basis of first in first out convention (“FIFO”). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Interest income, adjusted for the amortization of discount and premium, is earned from settlement date and recognized on the accrual basis. Gains and losses realized on prepayments received on mortgage-related securities are recorded as interest income.
The dividends and distributions were as follows:
	Six Months Ended June 30, 2016 (unaudited)	Year Ended December 31, 2015
Value Line Core Bond Fund
Dividends per share from net investment income	$0.1269	$0.2639
The Value Line Tax Exempt Fund, Inc.
Dividends per share from net investment income	$0.1345	$0.2717
The Value Line Core Bond Fund may purchase mortgage pass-through securities on a to-be-announced (“TBA”) basis, with payment and delivery scheduled for a future date. The Funds may enter into a TBA agreement, sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities (a “TBA roll”). A TBA roll is treated by the Funds as a purchase transaction and a sale transaction in which the Funds realize a gain or loss. The Funds’ use of TBA rolls may cause the Funds to experience higher portfolio turnover and higher transaction costs. The Fund could be exposed to possible risk if there is an adverse market action, expenses or delays in connection with TBA transactions, or if the counterparty fails to complete the transaction.
The Value Line Core Bond Fund may invest in Treasury Inflation-Protection Securities (“TIPS”). The principal value and interest payout of TIPS are periodically adjusted according to the rate of inflation based on the Consumer Price Index. The adjustments for principal and income due to inflation are reflected in interest income in the Statements of Operations.
Income dividends and capital gains distributions are automatically reinvested in additional shares of each Fund unless the shareholder has requested otherwise. Income earned by the Fund on weekends, holidays and other days on which the Fund is closed for business is declared as a dividend on the next day on which the Fund is open for business. The Value Line Core Bond Fund and The Value Line Tax Exempt Fund, Inc. declares and pays dividends monthly. Net realized capital gains if any, are distributed to shareholders annually or more frequently if necessary to comply with the Internal Revenue Code.
(F) Representations and Indemnifications:   In the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, management expects the risk of loss to be remote.
(G) Securities Lending:   Under an agreement with State Street Bank & Trust (“State Street”), the Value Line Core Bond Fund can lend its securities to brokers, dealers and other financial institutions approved by the Board. By lending their investment securities, the Fund attempts to increase their net investment income through receipt

June 30, 2016

of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest or dividends declared during the term of the loan would accrue to the account of the Fund. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Generally, in the event of a counter-party default, the Fund has the right to use the collateral to offset the losses incurred. The lending fees received and the Fund’s portion of the interest income earned on the cash collateral are included in the Statements of Operations.
Upon entering into a securities lending transaction, the Fund receives cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. Any cash received as collateral is invested by State Street Global Advisors, acting in its capacity as securities lending agent (the “Agent”), in The Value Line Funds collateral account, which is subsequently invested into joint repurchase agreements and/or State Street Navigator Securities Lending Prime Portfolio. When the Fund invests the cash collateral in the State Street Navigator Securities Lending Prime Portfolio, a portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Fund.
The Fund enters into joint repurchase agreements whereby their uninvested cash collateral from securities lending is deposited into a joint cash account with other funds managed by the Adviser and may be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the fund based on their pro-rata interest in the repurchase agreement. A repurchase agreement is accounted for as a loan by the fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the fund, with the value of the underlying securities marked-to-market daily to maintain coverage of at least 100%. Investments made with the cash collateral are disclosed on the Schedules of Investments.
As of June 30, 2016, the Funds were not invested in joint repurchase agreements.
As of June 30, 2016, the Value Line Core Bond Fund loaned securities which were collateralized by cash which was reinvested into the State Street Navigator Securities Lending Prime Portfolio as disclosed on the Schedule of Investments. The value of the securities on loan and the value of the related collateral were as follows:
Fund	Value of Securities Loaned	Value of Collateral	Total Collateral (including Calculated Mark)*
Value Line Core Bond Fund	$4,193,779	$4,284,889	$4,282,129
*
Balances represent the end of day mark-to-market of securities lending collateral that will be reflected by the Funds as of the next business day.

The following table represents the amount of payables for cash collateral received on securities on loan as shown on the Statement of Assets and Liabilities for the six months ended June 30, 2016.
	Remaining Contractual Maturity of the Agreements As of June 30, 2016
Value Line Core Bond Fund	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Corporate Bonds & Notes	$3,183,294	$—	$—	$—	$3,183,294
Foreign Government Obligations	343,761	—	—	—	343,761
U.S. Treasury Obligations	757,834	—	—	—	757,834
Total	$4,284,889	$—	$—	$—	$4,284,889
Total Borrowings	$4,284,889	$—	$—	$—	$4,284,889
Gross amount of recognized liabilities for securities lending transactions					$4,284,889

Notes to Financial Statements (unaudited) (continued)

(H) Subsequent Events:   Management has evaluated all subsequent transactions and events through the date on which these financial statements were issued and has determined that no additional items require adjustment to or disclosure in the financial statements.
2.   Investment Risks
Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly-owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.
3.   Purchases and Sales of Securities
Purchases and sales of securities, excluding short-term investments, were as follows:
Fund	Purchases of Investment Securities	Sales of Investment Securities	Purchases of U.S. Government Agency Obligations	Sales of U.S. Government Agency Obligations
Value Line Core Bond Fund	$8,363,919	$8,029,723	$4,852,096	$6,232,035
The Value Line Tax Exempt Fund, Inc.	10,180,108	12,156,554	—	—
4.   Income Taxes
At June 30, 2016, information on the tax components of capital is as follows:
Fund	Cost of investments for tax purposes	Gross tax unrealized appreciation	Gross tax unrealized depreciation	Net tax unrealized appreciation (depreciation) on investments
Value Line Core Bond Fund	$73,690,755	$2,490,829	$(224,808)	$2,266,021
The Value Line Tax Exempt Fund, Inc.	63,477,601	4,010,528	(27,951)	3,982,577
5.   Investment Advisory Fee, Service and Distribution Fees and Transactions With Affiliates
Advisory fees of  $179,063 and $172,067, for the Value Line Core Bond Fund and The Value Line Tax Exempt Fund, Inc., respectively, were paid or payable to the Adviser for the six months ended June 30, 2016. For the Value Line Core Bond Fund and The Value Line Tax Exempt Fund, Inc. advisory fees were computed at an annual rate of 0.50% of the Fund’s average daily net assets during the period prior to any fee waivers. The Funds advisory fees are paid monthly. The Adviser provides research, investment programs, and supervision of the investment portfolio and pays costs of administrative services, office space, equipment and compensation of administrative, bookkeeping, and clerical personnel necessary for managing the affairs of the Funds. The Adviser also provides persons, satisfactory to the Funds’ Board, to act as officers and employees of the Funds and pays their salaries. Effective February 1, 2013 through June 30, 2014, the Adviser contractually agreed to waive 0.10% of the advisory fee for the Value Line Core Bond Fund. Effective July 1, 2014 through July 14, 2015, the Adviser contractually agreed to waive 0.20% of the advisory fee for the Value Line Core Bond Fund. The Adviser has no right to recoup previously contractually waived amounts prior to July 14, 2015.

June 30, 2016

The Funds have a Service and Distribution Plan (the “Plan”), adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which compensates EULAV Securities LLC (the “Distributor”) for advertising, marketing and distributing the Funds’ shares and for servicing the Funds’ shareholders at an annual rate of 0.25% of the Funds’ average daily net assets. For the six months ended June 30, 2016, fees amounting to $89,531 and $86,034 before fee waivers for the Value Line Core Bond Fund and The Value Line Tax Exempt Fund, Inc., respectively, were paid or payable to the Distributor under this plan. Effective June 1, 2007 through June 30, 2014, the Distributor contractually agreed to reduce the 12b-1 fee by 0.10% for the Value Line Core Bond Fund. Effective July 1, 2014 through July 14, 2015, the Distributor contractually agreed to waive the 12b-1 fee by 0.15% for the Value Line Core Bond Fund. Effective July 1, 2008, and voluntarily renewed annually, the Distributor contractually agreed to waive the 12b-1 fees by 0.25% for The Value Line Tax Exempt Fund, Inc. for the year ended February 28, 2014 and the period ended December 31, 2014. For the six months ended June 30, 2016, the fees waived amounted to $86,034 for The Value Line Tax Exempt Fund, Inc.. The Distributor has no right to recoup previously contractually waived amounts.
Effectively July 15, 2015 the management fee waiver was discontinued and replaced by the Expense Limitation for the Core Bond Fund. The Adviser and the Distributor have agreed to waive a portion of their advisory and Rule 12b-1 fee and the Adviser has further agreed to reimburse certain expenses of the Fund to the extent necessary to limit the Fund’s total annual operating expenses (other than those attributable to interest, taxes, brokerage and futures commissions, and extraordinary expenses not incurred in the ordinary course of the Fund’s business) to 0.99% of the Fund’s average daily net assets (the “Expense Limitation”). The Adviser and the Distributor may subsequently recover from the Fund reimbursed expenses and/or waived fees (within 3 years after the fiscal year end in which the waiver/reimbursement occurred) to the extent that the Fund’s expense ratio is less than the Expense Limitation. The Expense Limitation can be terminated or modified before June 30, 2017 only with the agreement of the Fund’s Board. For the six months ended June 30, 2016 the Adviser reimbursed the Fund in the amount of  $84,840. As of June 30, 2016, the Adviser and Distributor may recoup reimbursed and voluntarily waived amounts of  $162,873 and $4,382, respectively.
Each Fund bears direct expenses incurred specifically on its behalf while common expenses of the Value Line Funds are allocated proportionately based upon each Fund’s respective net assets. The Funds bear all other costs and expenses.
6.   Derivative Instruments
The following is a summary of the fair valuations of the Funds’ derivative instruments categorized by risk exposure:
Value Line Core Bond Fund
The effect of derivative instruments on the Statements of Assets and Liabilities for the six months ended June 30, 2016:
Derivative Type	Asset Derivatives Location	Fair Value	Liability Derivatives Location	Fair Value
Interest rate contracts			Net unrealized depreciation on futures contracts	$77,440*
*
Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures as reported in the portfolio of investments.

The effect of derivative instruments on the Statements of Operations for the six months ended June 30, 2016:
Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$36,558	$(73,979)

Notes to Financial Statements (unaudited) (continued)

For the six months ended June 30, 2016, the average monthly balance of outstanding derivative financial instruments was as follows:
Value Line Core Bond Fund
Average Notional Amount
Futures contracts – Long	$5,193,397
Futures contracts – Short	$6,718,980
7.   New Accounting Pronouncements
In May 2015, the Financial Accounting Standards (“FASB”) issued ASU 2015-07 entitled Fair Value Measurement (Topic 820) – Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent) which is intended to address the diversity in practice of how investments measured at the fair value with redemption dates in the future (including periodic redemption dates) are categorized within the fair value hierarchy. ASU 2015-07 is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2015. At this time, management is evaluating the implications of ASU 2015-07 and its impact to financial statements.

Fund Expenses (unaudited)

Example
As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of  $1,000 invested at the beginning of the period and held for the entire period (January 1, 2016 through June 30, 2016).
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.
	Beginning account value 1/1/16	Ending account value 6/30/16	Expenses paid during the period 1/1/16 thru 6/30/16*
Actual
Value Line Core Bond Fund	$1,000.00	$1,045.50	$5.03
The Value Line Tax Exempt Fund, Inc.	1,000.00	1,034.50	4.45
Hypothetical (5% return before expenses)
Value Line Core Bond Fund	1,000.00	1,019.94	4.97
The Value Line Tax Exempt Fund, Inc.	1,000.00	1,020.49	4.42
*
Expenses are equal to the Funds’ annualized expense ratio of 0.99% and 0.88%, respectively, multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period. These expense ratios may differ from the expense ratios shown in the Financial Highlights.

Semi-Annual Report

FACTORS CONSIDERED BY THE BOARD IN APPROVING CONTINUANCE
OF THE INVESTMENT ADVISORY AGREEMENTS
FOR VALUE LINE CORE BOND FUND AND THE VALUE LINE TAX EXEMPT FUND, INC.
The Investment Company Act of 1940 (the “1940 Act”) requires the Boards of Directors (the “Board”) of Value Line Core Bond Fund and The Value Line Tax Exempt Fund, Inc. (each, a “Fund” and collectively, the “Funds”), including a majority of each Board’s Trustees or Directors, as applicable, who are not “interested persons,” as that term is defined in the 1940 Act (the “Independent Directors”), to annually consider the continuance of each Fund’s investment advisory agreement (each, an ”Agreement”) with its investment adviser, EULAV Asset Management (the “Adviser”).
In considering whether the continuance of a Fund’s Agreement was in the best interests of such Fund and its shareholders, the Board requested, and the Adviser provided, such information as the Board deemed to be reasonably necessary to evaluate the terms of such Agreement. At meetings held throughout the year, including the meeting specifically focused upon the review of each Agreement, the Independent Directors met in executive sessions separately from the non-Independent Director of the Funds and any officers of the Adviser. In selecting the Adviser and approving the continuance of each Agreement, the Independent Directors relied upon the assistance of counsel to the Independent Directors.
Both in the meeting specifically focused upon the review of the Agreements and at other meetings, the Board, including the Independent Directors, received materials relating to the Adviser’s investment and management services under the Agreements. These materials included information for each Fund regarding: (i) the Fund’s investment performance, performance-related metrics and risk-related related metrics over various periods of time and comparisons thereof to similar information regarding the Fund’s benchmark index, the Fund’s category of comparable funds (the “Category”) (as objectively classified, selected and prepared by Morningstar, Inc., an independent evaluation service (“Morningstar”)), and the Fund’s more narrow peer group of comparable funds (the “Peer Group”) (again, as objectively classified, selected and prepared by Morningstar); (ii) the Fund’s investment process, portfolio holdings, investment restrictions, valuation procedures, and financial statements; (iii) purchases and redemptions of the Fund’s shares; (iv) the Adviser’s view of the general investment outlook in the markets in which the Fund invests; (v) arrangements with respect to the distribution of the Fund’s shares; (vi) the allocation and cost of the Fund’s brokerage (none of which was effected through any affiliate of the Adviser, including EULAV Securities LLC (the “Distributor”)); and (vii) the overall nature, quality and extent of services provided by the Adviser.
As part of their review, the Board requested, and the Adviser provided, additional information in order to evaluate the quality of the Adviser’s services and the reasonableness of its fees under each Fund’s Agreement. In a separate executive session, the Independent Directors reviewed information for each Fund, which included data comparing: (i) advisory, administrative, distribution, custody, accounting, audit, legal, transfer agency, and other non-management expenses incurred by the Fund to those incurred by the Fund’s Peer Group and Category; (ii) the Fund’s expense ratio to those of its Peer Group and Category; and (iii) the Fund’s investment performance, performance-related metrics and risk-related related metrics over various time periods to similar information regarding the Fund’s benchmark index, Peer Group and Category.
In classifying a Fund within a Category, Morningstar considered the characteristics of the Fund’s actual portfolio holdings over various periods of time relative to the market and other factors that distinguish a particular investment strategy under Morningstar’s methodology with the objective to permit meaningful comparisons. Morningstar classified the Value Line Core Bond Fund within its Intermediate-Term Bond category and The Value Line Tax Exempt Fund, Inc. within its Muni National Long category.
In preparing a Peer Group for each Fund, Morningstar considered the Fund’s most recent portfolio holdings in light of the same factors used in classifying a Fund within a Category, as well as additional factors including similarity of expense structure (e.g., same share class characteristics) and net asset size. Generally, the final Peer Group consists of funds that range in net assets from twice-in-size to half-in-size of the Fund and includes roughly equal numbers of funds that are smaller and larger than the Fund. Morningstar prepared the Peer Group for the Value Line Core Bond Fund consisting of 12 other retail, no-load funds with similar investment style, expense structure and asset size as the Fund and the Peer Group for The Value Line Tax Exempt Fund, Inc. consisting of 7 other retail funds with similar investment style, expense structure and asset size as the Fund. The Peer Group for The Value Line Tax Exempt Fund, Inc. was selected from amongst funds lacking a Rule 12b-1 fee because the Distributor has waived such fee for the Fund.
In their executive session, the Independent Directors also reviewed information regarding: (a) the financial results and condition of the Adviser and the Distributor and their profitability from the services that have been performed for each Fund and the Value Line family of funds; (b) the Adviser’s investment management staffing and resources; (c) the ownership, control and day-to-day management of the Adviser; and (d) each Fund’s potential for achieving economies of scale. In support of its review of the statistical information, the Board discussed with Morningstar the description of the methodology used by Morningstar to determine each Fund’s Peer Group and Category and the results of the statistical information prepared by Morningstar.
The Board observed that there is a range of investment options available to shareholders of the Funds, including other mutual funds, and that each Fund’s shareholders have chosen to invest in the Fund.
The following summarizes matters considered by the Board in connection with its continuance of each of the Agreements. However, the Board did not identify any single factor as all-important or controlling, each Director may have weighed certain factors differently, and the summary does not detail all the matters that were considered.

Investment Performance.   The Board reviewed each Fund’s overall investment performance and compared it to its Peer Group, Category and benchmark index.
Value Line Core Bond Fund.   The Board reviewed the Fund’s overall investment performance for various periods of time and compared it to the performance of the Peer Group and Category since the change in the Fund’s investment approach from a high yield fund to a core bond fund on December 3, 2012, which the Board determined was the most relevant time period for these purposes. The Board noted that the Fund outperformed the Peer Group and Category median but not the benchmark index for the one-year period ended March 31, 2016. The Board also noted that the Fund’s performance for the three-year period ended March 31, 2016 was below the performance of the Peer Group and Category medians as well as the benchmark index. The Board considered, but placed less weight, on comparisons to the Fund’s five-year and ten-year performance, noting that the Fund outperformed the Peer Group median, but not the Category median or the benchmark index, for the five-year period ended March 31, 2016, and that the Fund outperformed the Peer Group and Category medians and the benchmark index for the ten-year period ended March 31, 2016. The Board considered the Fund’s performance-related metrics and risk-related related metrics noting that the average credit quality of the Fund’s investments was higher than that of funds in its Peer Group and Category, which may account for at least a portion of the comparatively lower returns of the Fund relative to the Peer Group and Category during periods in which high-yield bonds outperformed more conservative corporate and government issues (such as 2013). However, the opposite is true too and that the Fund’s quality tilt helped the Fund’s relative performance during periods in which high yield bonds underperformed higher quality (such as 2014 and 2015).
The Value Line Tax Exempt Fund, Inc.   The Board noted that the Fund underperformed the Peer Group and Category medians and the benchmark index for the one-year, three-year, five-year, and ten-year periods ended March 31, 2016. The Board noted that the Fund held a higher allocation of AAA-rated investments than the other funds in its Peer Group and Category. The Adviser stated that its conservative bias accounts for a portion of the comparatively lower returns of the Fund during periods in which risk was rewarded in the tax exempt market (such as for the five years ended March 31, 2016).
The Adviser’s Personnel and Methods.   The Board reviewed the background of the portfolio managers responsible for the daily management of each Fund’s portfolio, seeking to achieve the applicable Fund’s investment objectives and adhering to such Fund’s investment strategies. The Independent Directors also engaged in discussions with the Adviser’s senior management responsible for the overall functioning of each Fund’s investment operations. The Board viewed favorably: (i) the Adviser’s use of analytic tools in support of the portfolio management, compliance and shareholder relation functions which the Adviser previously committed resources to acquire; (ii) the continuity of the Adviser’s staff attributable in part to its actions taken to attract and retain personnel, including its ongoing improvements to employee benefit programs and previous increases in base compensation and merit-based compensation for certain staff members to be more industry competitive; and (iii) that the Adviser continues to receive the Value Line ranking systems without cost. The Board concluded that each Fund’s management team and the Adviser’s overall resources were adequate and that the Adviser had investment management capabilities and personnel essential to performing its duties under the Agreement.
Adviser’s Fee.   The Board considered the Adviser’s fee rate under each Fund’s Agreement relative to the advisory fee rate applicable to the funds in such Fund’s Peer Group and Category before applicable fee waivers. The Board noted that the Adviser bears the cost of providing fund accounting and administrative services for the Funds as part of its fee under the Agreement. The Board was informed that the advisory fee rates for the funds in the Peer Group and Category most likely did not include the provision of such services and, if they did, the Adviser’s fee rate would have compared more favorably. Therefore, the Board also compared the Adviser’s fee rate payable under each Fund’s Agreement to the management fee rates of funds in the Peer Group and Category, which include not only advisory fees but also fund accounting and administrative service costs. After a review of the information provided to the Board, the Board concluded that each Fund’s fee rate under its Agreement for compensation for the services provided and costs borne by the Adviser was satisfactory for the purpose of approving continuance of such Agreement.
Value Line Core Bond Fund.   Before giving effect to fee waivers applicable to certain funds in the Peer Group and Category, the Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s advisory fee rate was higher than the median advisory fee rates of both the Peer Group and Category. However, when compared against the combined advisory, fund accounting and administrative service costs, the Fund’s advisory fee rate was equal to that of the Peer Group median and slightly higher than that of the Category median.
The Value Line Tax Exempt Fund, Inc.   Before giving effect to fee waivers applicable to certain funds in the Peer Group and Category, the Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s advisory fee rate was the same as that of the Peer Group median, but greater than that of the Category median. However, when compared against the combined advisory, fund accounting and administrative service costs, the Board further noted that before giving effect to fee waivers applicable to certain funds in the Peer Group and Category for the most recent fiscal year for which audited financial data is available, the Fund’s advisory fee rate was slightly less than that of the Peer Group median, but greater than that of the Category median.
Expenses.   The Board also considered each Fund’s total expense ratio relative to its Peer Group and Category medians. After a review of the information provided to the Board, the Board concluded that each Fund’s average expense ratio was satisfactory for the purpose of approving continuance of the Fund’s Agreement.

Semi-Annual Report (continued)

Value Line Core Bond Fund.   The Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s expense ratio was higher than that of the Peer Group and Category medians before and after giving effect to fee waivers applicable to the Fund and certain funds in the Peer Group and Category. The Adviser, the Distributor, and the Board agreed to extend the Fund’s existing expense limitation agreement pursuant to which the Adviser and the Distributor waive a proportionate amount of their advisory fees and Rule 12b-1 fees, respectively, and the Adviser further reimburses certain expenses of the Fund, to the extent necessary to contractually limit the Fund’s total annual operating expenses (other than those attributable to interest, taxes, brokerage and futures commissions, and extraordinary expenses not incurred in the ordinary course of the Fund’s business) to 0.99% of the Fund’s average daily net assets (the “Expense Limitation”). The Adviser and the Distributor may subsequently recover from the Fund reimbursed expenses and/or waived fees (within three years after the end of the fiscal year in which the waiver/reimbursement occurred) to the extent that the Fund’s expense ratio is less than the Expense Limitation. The Expense Limitation can be terminated or modified before June 30, 2017 only with the agreement of the Fund’s Board.
The Value Line Tax Exempt Fund, Inc.   The Distributor and the Board agreed that the Distributor will extend the existing contractual waiver of the Fund’s Rule 12b-1 fee for another one period ending June 30, 2017. This waiver effectively reduces the Fund’s Rule 12b-1 fee rate from 0.25% to 0% of the Fund’s average daily net assets. Such waiver cannot be changed during the contractual waiver period without the approval of the Board and the Distributor. The Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s expense ratio was higher than that of the Peer Group and Category medians, before and after giving effect to fee waivers applicable to the Fund and certain funds in the Peer Group and Category.
Nature, Extent and Quality of Services.   The Board considered the nature, extent and quality of other services provided by the Adviser and the Distributor. At meetings held throughout the year, the Board reviewed the resources and effectiveness of the Adviser’s overall compliance program, as well as the services provided by the Distributor. The Board viewed favorably the additional resources devoted by the Adviser to enhance its and the Funds’ overall compliance program as well as steps being undertaken to enhance the shareholders’ experience with each of the Funds, such as a more robust website. The Board reviewed the services provided by the Adviser and the Distributor in supervising the Fund’s third-party service providers. Based on this review, the Board concluded that the nature, quality, cost, and extent of such other services provided by the Adviser and the Distributor were satisfactory, reliable and beneficial to each Fund’s shareholders.
Profitability.   The Board considered the level of profitability of the Adviser and the Distributor with respect to each Fund individually and in the aggregate for all the funds within the Value Line group of funds, including the impact of the restructuring of the Adviser and Distributor in 2010 and certain actions taken during prior years. These actions included the reduction (voluntary in some instances, contractual or permanent in other instances) of management and/or Rule 12b-1 fees for certain funds, the Adviser’s termination of the use of soft dollar research, and the cessation of trading through the Distributor. The Board also considered the Adviser’s continued attention to the rationalization and differentiation of funds within the Value Line group of funds to better identify opportunities for savings and efficiencies among the funds. The Board concluded that the profitability of the Adviser and the Distributor with respect to each Fund, including the financial results derived from each Fund’s Agreement, was within a range the Board considered reasonable.
Other Benefits.   The Board also considered the character and amount of other direct and incidental benefits received by the Adviser and the Distributor from their association with each Fund. The Board concluded that potential “fall-out” benefits that the Adviser and the Distributor may receive, such as greater name recognition, appear to be reasonable, and may in some cases benefit the Funds.
Economies of Scale.   The Board considered that, given both the current and anticipated size of each Fund, any perceived and potential economies of scale were not yet a significant consideration for either Fund and that the addition of breakpoints to the fee structure was not currently necessary.
Fees and Services Provided for Other Comparable Funds/Accounts Managed by the Adviser.   The Board was informed by the Adviser that the Adviser does not currently manage any non-mutual fund account that has similar objectives and policies as those of the Funds.
Conclusion.   The Board examined the totality of the information it was provided at the meeting specifically addressing approval of each Fund’s Agreement and at other meetings held during the past year and did not identify any single controlling factor. Based on its evaluation of all material factors deemed relevant and with the advice of independent counsel, the Board concluded that the rate at which each Fund pays a fee to the Adviser under its Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining. Further, the Board concluded that each Fund’s Agreement, and the Adviser’s fee rate thereunder, is fair and reasonable and voted to continue each Agreement as in the best interest of that Fund and its shareholders.

The Value Line Family of Funds
In 1950, Value Line started its first mutual fund. Since then, knowledgeable investors have been relying on the Value Line Funds to help them build their financial futures. Over the years, Value Line Funds has evolved into what we are today – a diversified family of no-load mutual funds with a wide range of investment objectives – ranging from small, mid and large capitalization equities to fixed income. We also provide strategies that effectively combine both equities and fixed income, diligently taking into account the potential risk and reward of each investment.
   *
Formerly known as The Value Line Fund, Inc.

  **
Formerly known as Value Line Larger Companies Fund, Inc.

 ***
Only available by purchasing certain variable annuity and variable insurance contracts issued by Guardian Insurance and Annuity Company, Inc.

For more complete information about any of the Value Line Funds, including charges and expenses, send for a prospectus from EULAV Securities LLC, 7 Times Square, New York, New York 10036-6524 or call 1-800-243-2729, 9am-5pm CST, Monday-Friday, or visit us at www.vlfunds.com. Read the prospectus carefully before you invest or send money.

Item 5.  Audit Committee of Listed Registrants

Not Applicable.

Item 6.  Investments

Not Applicable

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8.  Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10.  Submission of Matters to a Vote of Security Holders

Not Applicable

Item 11.  Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Act (17 CFR 270.30a-2(c) ) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report, are appropriately designed to ensure that material information relating to the registrant is made known to such officers and are operating effectively.

(b)	The registrant’s principal executive officer and principal financial officer have determined that there have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.  Exhibits.

(a)	(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2) attached hereto as Exhibit 99.CERT.

(2) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By	/s/ Mitchell E. Appel
Mitchell E. Appel, President

Date:	September 8, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mitchell E. Appel
Mitchell E. Appel, President, Principal Executive Officer

By:	/s/ Emily D. Washington
Emily D. Washington, Treasurer, Principal Financial Officer

Date:	September 8, 2016